                                                              Exhibit 4.14

                               SECURITY AGREEMENT
                               ------------------


      DRILEX HOLDINGS CORP. ("Debtor"), a Delaware corporation, whose address is 15151 Sommermeyer, Houston, Harris County, Texas 77041, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Secured Party"), a national banking association, whose address is 712 Main Street, Houston, Harris County, Texas 77002, agree as follows:

                                   ARTICLE 1
                         Creation of Security Interest
                         -----------------------------

      In order to secure the prompt and unconditional payment of the indebtedness herein referred to and the performance of the obligations, covenants, agreements and undertakings herein described, Debtor hereby grants to Secured Party a security interest in and mortgages, assigns, transfers, delivers, pledges, sets over and confirms to Secured Party all of Debtor's remedies, powers, privileges, rights, titles and interests (including all power of Debtor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to the following:

                               Inventory
                               ---------

      all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property of whatever nature now owned by Debtor or hereafter from time to time existing or acquired, wherever located and held for sale or lease, including those held for display or demonstration or out on lease or consignment, or furnished or to be furnished under contracts of service or used or usable or consumed or consumable in Debtor's business or which are finished or unfinished goods and all accessions and appurtenances thereto, together with all warehouse receipts and other documents evidencing any of the same and all containers, packing, packaging, shipping and similar materials;

                               Accounts
                               --------

      (a) all accounts, receivables, accounts receivable, book debts, contract rights and rights to payment received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor, no matter how evidenced;

      (b) all chattel paper, notes, drafts, acceptances, payments under leases of equipment or sale of inventory, and other forms of obligations received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor;

       (c) all purchase orders, instruments and other documents (including all documents of title) evidencing obligations to Debtor, for or representing obligations for goods sold or leased and/or services rendered by Debtor:

       (d) all monies due or to become due to Debtor under all contracts for the sale or lease of goods and/or performance of services by Debtor no matter how evidenced and whether or not earned by performance;

       (e) all accounts, receivables, accounts receivable, contract rights, and general intangibles arising as a result of Debtor's having paid accounts payable (or having had goods sold to or leased to Debtor or services performed for Debtor giving rise to accounts payable) which accounts payable were paid for or were incurred by Debtor on behalf of any third parties pursuant to an agreement or otherwise; and

       (f) all accounts, receivables, accounts receivable, contract rights, and general intangibles arising as a result of the making of any loan, advance or transfer of property to any entity (each a "Subsidiary") of which 50% or more of the indicia of equity rights (whether outstanding capital stock or otherwise) is at the time directly or indirectly owned by, Debtor, or by one or more of its affiliates (provided, however, that this Security Agreement shall not cover any equity interests owned by Debtor in any such Subsidiary);

                                   Equipment
                                   ---------

       all goods, equipment, machinery, furnishings, fixtures, furniture, appliances, accessories, leasehold improvements, chattels and other articles of personal property of whatever nature (whether or not the same constitute fLxtures) now owned by Debtor or hereafter acquired, and all component parts thereof and all appurtenances thereto;

 all accessions, appurtenances and additions to and substitutions for any of the foregoing and all products and proceeds of any of the foregoing, together with all renewals and replacements of any of the foregoing, all accounts, receivables, account receivables, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the foregoing (including all insurance and claims for insurance affected or held for the benefit of Debtor or Secured Party in respect of the foregoing) and together with all general intangibles now owned by Debtor or existing or hereafter acquired, created or arising (whether or not related to any of the foregoing property). All of the properties and interests described in this Article are herein collectively called the "Collateral." The inclusion of proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein. The Collateral includes all property of Debtor this day delivered to and deposited with Secured Party, and all money and property of Debtor heretofore delivered or which shall hereafter be delivered to or come into the possession, custody or control of Secured Party in any manner or for any purpose whatever during the existence of this Agreement (unless held in a special account, or deposited for safekeeping), and all other property which Debtor may hereafter become entitled to receive on account of such property, and in the event Debtor receives any such property, Debtor will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral. It is expressly contemplated that additional Collateral may from time to time be pledged to Secured Party as additional security for the Debt (hereinafter defined), and the term "Collateral" as used herein shall be deemed for all purposes hereof to include all such Collateral, together with all other property of the types described above related to the Collateral.

                                   ARTICLE 2
                              Secured Indebtedness
                              --------------------

      2.1 This Agreement is made to secure all of the following present and future debt and obligations:

       (a) All obligations and indebtedness of Debtor, Drilex Systems, Inc., a Texas corporation ("DSI"), Cobb Directional Drilling Company, L.L.C., a Delaware limited liability company ("Cobb") or Sharewell, Inc., a Delaware corporation ("Sharewell") (formerly Shareco, Inc., a Delaware corporation ("Shareco")) now or hereafter created or incurred under that certain Amended and Restated Credit Agreement dated concurrently herewith among Debtor, DSI, Cobb, Sharewell, Drilex Systems Limited ("DSL"), and Secured Party, relating to a $13,000,000 revolving credit facility, as the same may be amended, supplemented, restated or replaced from time to time (collectively, the "Credit Agreement"). Any term defined in the Credit Agreement, not defined in this Agreement and used in this Agreement shall have the meaning ascribed to it in the Credit Agreement.

      (b) All obligations of Debtor, DSI, Cobb and/or Sharewell under that certain promissory note dated concurrently herewith executed by Debtor, DSI, Cobb and Sharewell payable to the order of Secured Party in the original principal amount of $17,450,000, as the same may be renewed, extended, modified or rearranged from time to time.

      (c) All other obligations, if any, of Debtor described or referred to in any other place in this Agreement.

      (d) Any and all sums and the interest which accrues on them as provided in this Agreement which Secured Party may advance or which Debtor may owe Secured Party pursuant to this Agreement on account of Debtor's failure to keep, observe or perform any of Debtor's covenants under this Agreement.

      (e) Interest Rate Risk Indebtedness and all other present and future debts and obligations under or pursuant to the Credit Documents (which for purposes of this Agreement shall include "Credit Documents" as defined in the Credit Agreement and as defined in the promissory note described in Section 2.0l(b) hereof).

       2.2 The term "Debt" means and includes all debt and obligations described or referred to in Section 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against Debtor or any other Person now or hereafter primarily or secondarily obligated to pay all or any part of the Debt (Debtor and each such other Person being herein called an "Obligor") or
  (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Secured Party in enforcing any of the Credit Documents.

                                   ARTICLE 3
                         Representations and Warranties
                         ------------------------------

       Debtor represents and warrants as follows:

       (a) Debtor is the legal and equitable owner and holder of good and marketable title to the Collateral, free of any adverse claim and free of any security interest or encumbrance except only for the security interest granted hereby in the Collateral, Permitted Liens and those other security interests (if any) expressly referred to or described in this Agreement. Debtor agrees to defend the Collateral and its proceeds against all other claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Debtor has not heretofore signed any financing statement directly or indirectly affecting the Collateral1 or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office except only those statements (if any) true and correct copies of which Debtor has actually delivered to Secured Party.

       (b) The location of Debtor is the address set forth at the beginning of this Agreement and in this regard, Debtor's location is defined to mean Debtor's chief executive office.

       (c) All of Debtor's books and records with regard to the Collateral are maintained and kept at the address of Debtor set forth at the beginning of this Agreement.

       (d) Except as heretofore disclosed to Secured Party, no part of the Collateral is covered by a certificate of title or subject to any certificate of title law.

       (e) No part of the Collateral consists or will consist of consumer goods, farm products, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof.

       (0 Except as heretofore disclosed to Secured Party, Debtor has never changed its name, whether by amendment of its Organizational Documents or otherwise.

       (g) Debtor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to Debtor's knowledge--against Debtor. Debtor's liabilities and obligations under this Agreement and any other Credit Documents to which Debtor is a party do not and will not render Debtor insolvent, cause Debtor's liabilities to exceed Debtor's assets or leave Debtor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

       (h) As of the date hereof, the tangible Collateral is free from damage caused by fire or other casualty.

                                   ARTICLE 4
                                   Covenants
                                   ---------

      4.1 Debtor covenants and agrees with Secured Party as follows:

       (a) Debtor shall furnish to Secured Party such instruments as may be reasonably required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

      (b) Debtor will cause to be paid (except as set forth in the Credit Agreement) before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Secured Party for or on account of the Debt or the interest created by this Agreement and will, upon the request of Secured Party, furnish Secured Party with receipts showing payment of such taxes and assessments at least ten days before the applicable default date therefor.

      (c) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto and such matters might reasonably be expected to materially and adversely jeopardize the Collateral or Secured Party's rights with respect thereto, Debtor will give prompt written notice thereof to Secured Party and at Debtor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall constitute sums advanced pursuant to Section 4.2.

      (d) Debtor will, on reasonable request of Secured Party, (1) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (2) execute, acknowledge, deliver and record or file such further instruments (including further security agreements, financing statements and continuation statements) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically any renewals, additions, substitutions, replacements or appurtenances to the then Collateral, and (3) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) reasonably deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

      (e) Notwithstanding the security interest in proceeds granted herein, Debtor will not, except as otherwise expressly permitted herein or in the Credit Agreement, sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of, or pledge, hypothecate or grant any security interest in, or permit to exist any lien, security interest, charge or encumbrance against, all or any part of the Collateral1 or any interest therein or permit any of the foregoing to occur or arise or permit title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the express prior written consent of Secured Party. Except as permitted in the Credit Agreement, Debtor shall not, without the express prior written consent of Secured Party, (1) acquire any such Collateral under any arrangement whereby the seller or any other person retains or acquires any security interest in such Collateral or (2) return or give possession of any such Collateral to any supplier or any other Person except in the ordinary course of business.

      (f) Debtor shall account fully and faithfully for and, if Secured Party so elects during the existence of an Event of Default, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from the sale or disposition or realization in any manner of any of the Collateral, whether the Debt is mature or not. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds. Debtor shall, where applicable, at Debtor's own expense take all reasonable and appropriate steps in its reasonable credit judgment to enforce the collection of the Collateral and items representing proceeds thereof.

      (g) After the occurrence and during the continuation of an Event of Default, Debtor shall from time to time at the request of Secured Party furnish Secured Party with a schedule of the Collateral constituting the Collateral, containing such information as Secured Party may specify. After the occurrence and during the continuation of an Event of Default, Secured Party shall also have the right to make test verifications of the Collateral or any portion thereof.

      (h) Debtor shall at all times keep accurate books and records reflecting all facts concerning the Collateral including those pertaining to Debtor's warranties, representations and agreements under this Agreement. Immediately upon the execution of this Agreement, at the request of Secured Party, Debtor will make or allow Secured Party to make written designation on Debtor's books and records to reflect thereon the assignment to Secured Party of the Collateral covered by this Agreement; provided that the failure of Debtor and/or Secured Party to make such a written designation shall not affect the rights of Secured Party to any of the Collatera1.

       (i) If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party, immediately deliver them to Secured Party, appropriately endorsed to Secured Party's order and regardless of the form of endorsement, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest.

       (j) Debtor will not use, or allow the use of, the tangible Collateral in any manner which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto if such matters may reasonably be expected to materially and adversely affect the Dollar Borrowers and their Subsidiaries, taken as a whole. Debtor will not do or suffer to be done any act whereby the value of anY part of the tangible Collateral may be lessened, normal wear and tear excepted.

       (k) Debtor agrees to provide, maintain and keep in force casualty, liability and other insurance for that portion of the tangible Collateral which is tangible personal property as required by Secured Party. Debtor agrees that all required insurance will be written on forms acceptable to Secured Party and by companies having a Best's Insurance Guide Rating of not less than A+ and which are otherwise acceptable to Secured Party, and that such insurance (other than third party liability insurance) shall be written or endorsed so that all losses are payable to Secured Party. Debtor shall deliver certificates reflecting such insurance to Secured Party, and Debtor shall deliver the original policies evidencing such insurance to Secured Party upon request therefor. Each such policy shall expressly prohibit cancellation or modification of insurance without 30 days' written notice to Secured Party. Debtor agrees to furnish due proof of payment of the premiums for all such insurance to Secured Party promptly upon request therefor. Subject to Debtor's right to adjust any claim thereunder, Debtor hereby assigns to Secured Party the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the tangible Collateral, or any risk to or about the tangible Collateral. Foreclosure of this Agreement shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the tangible Collateral and all claims thereunder arising from post-foreclosure events. The successful bidder or bidders for the tangible Collateral at foreclosure, as their respective interests may appear, shall automatically accede to all of Debtor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the bill of sale to any such successful bidder mentions insurance. All proceeds of insurance which was paid for by Debtor or by anyone other than Secured Party or another holder of any of the Debt and which proceeds are actually received by Secured Party before foreclosure shall be applied in payment of the Debt or, at the option of Secured Party, shall be paid to Debtor or to such other person as is legally entitled to them. Unless Secured Party or Secured Party's representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Secured Party, shall have no interest in such proceeds and Secured Party shall apply them, if and when collected, to the Debt in such order and manner as Secured Party shall then elect and remit any remaining balance to Debtor or to such other Person as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Secured Party at the foreclosure sale and are not actually received by Secured Party until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Debtor shall have no interest in them and shall receive no credit for them. Secured Party shall have no duty to Debtor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance. If Secured Party elects at any time or for any reason to purchase insurance relating to the tangible Collateral, it shall have no obligation to cause Debtor or anyone else to be named as an insured, to cause Debtor's or anyone else's interests to be insured or protected or to inform Debtor or anyone else that his or its interests are uninsured or underinsured.

       (1) Except as otherwise expressly permitted herein, the Collateral is and shall remain in Debtor's possession or control at all times at Debtor's risk of loss at one or more of Debtor's locations described on Exhibit A, where Secured Party may inspect it at any time, except for its temporary removal in connection with its ordinary use or unless Debtor notifies Secured Party in writing and Secured Party consents in writing in advance of. its removal to another location.

      (m) Debtor shall, at its expense, diligently prosecute any proceedings arising out of injury or damage to the tangible Collateral, or any portion thereof, and shall consult with Secured Party, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

      (n) Debtor shall furnish to Secured Party from time to time such information relating to the Collateral or Debtor's financial condition and affairs as Secured Party may from time to time reasonably request or as may be required from time to time by any Credit Document.

      (o) Subject to its reasonable collection judgment, Debtor will not agree to a material modification of any of the terms of any of the Collateral described in Article 1 under the heading "Accounts" without the prior written consent of Secured Party.

      (p) Unless an Event of Default has occurred and is continuing, Debtor may use the tangible Collateral in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon and may also sell or lease such tangible Collateral in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Unless an Event of Default has occurred and is continuing, Debtor may also use and consume any raw materials or supplies, the use and consumption of which are necessary to carry on Debtor's business.

      (q) Except as disclosed to Secured Party in writing, none of the Collateral described in Article 1 under the caption "Equipment" is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods. To the extent any of such Collateral is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods, Debtor has supplied to Secured Party a description of the real estate or other goods to which such Collateral is or shall be wholly or partly affixed. Said real estate is not subject to any lien or mortgage except as disclosed to Secured Party in writing. Debtor will, on demand by Secured Party, furnish or cause to be furnished to Secured Party a disclaimer or disclaimers, signed by all persons having an interest in the applicable real estate or other goods to which such Collateral is or shall be wholly or partly affixed, of any interest in such Collateral which is before Secured Party's interest.

       (r) The Collateral described in Article 1 under the caption "Equipment" will be used in the business of Debtor (which shall include leases of such
 Collateral to unaffiliated third parties in the ordinary course of Debtor's business).

                                   ARTICLE 5
            Assignment of Payments: Certain Powers of Secured Party
            -------------------------------------------------------

       Debtor hereby authorizes and directs each account debtor and each other person or entity obligated to make payment in respect of any of the Collateral (each a "Collateral Obligor), after the occurrence and during the continuation of an Event of Default, to pay over to Secured Party, its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Debt and without any notice to or further consent of Debtor. Debtor hereby agrees to indemnify each Collateral Obligor and hold each Collateral Obligor harmless from all expenses and losses which it may incur or suffer as a result of any payment it makes to Secured Party pursuant to this paragraph OTHER THAN THOSE ARISING OUT OF ANY COLLATERAL OBLIGOR'S GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns, after the occurrence and during the continuation of an Event of Default -

       (a) to notify Collateral Obligors of Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e), (f) and (g);

       (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Agreement or otherwise);

       (c) to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement;

      (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

      (e) to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors;

      (f) to station one or more representatives of Secured Party on Debtor's premises for the purpose of exercising any rights, benefits or privileges available to Secured Party hereunder or under any of the Credit Documents or at law or in equity, including receiving collections and taking possession of books and records relating to the Collateral; and

      (g) to cause title to any or all of the Collateral to be transferred into the name of Secured Party or any nominee or nominees of Secured Party.

 The powers conferred on Secured Party pursuant to this Article are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Article shall constitute a retention of collateral in satisfaction of the indebtedness as provided for in Section 9.505 of the Texas Uniform Commercial Code.

      5.1 If Debtor should fail to comply with any of its agreements, covenants or obligations under any Credit Document after notice to Debtor, then Secured Party (in Debtor's name or in Secured Party's own name) may perform them or cause them to be performed for Debtor's account and at Debtor's expense, but shall have no obligation to perform any of them or cause them to be performed. Upon making any such payment or incurring any such expense, Secured Party shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Debtor to Secured Party pursuant to this or any other provision of this Agreement shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Secured Party or any of Secured Party's officers or agents. The exercise of the privileges granted to Secured Party in this Section shall in no event be considered or constitute a cure of the default or a waiver of Secured Party's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by the Credit Documents and of all rights given Secured Party by law.

                                   ARTICLE 6
                          Remedies in Event of Default
                          ----------------------------

       6.1 Upon the occurrence of an Event of Default (herein so called) under the Credit Agreement or under the promissory note described in Section 2.1(b) hereof), and at any time thereafter

       (a) Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral (Debtor hereby WAIVING, to the fullest extent permitted by applicable law, all claims for damages arising from or connected with any such taking) and of all books, records and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Debtor and to deduct from such sale proceeds or such rents all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such rents on the Debt in such manner as Secured Party may elect. Before any sale, Secured Party may, at its option, complete the processing of any of the Collateral and/or repair or recondition the same to such extent as Secured Party may deem advisable and any sums expended therefor by Secured Party shall be reimbursed by Debtor. Secured Party may take possession of Debtor's premises to complete such processing, repairing and/or reconditioning, using the facilities and other property of Debtor to do so, to store any Collateral and to conduct any sale as provided for herein, all without compensation to Debtor. All reasonable costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such properties, or in processing, repairing and/or reconditioning the Collateral if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Debtor and part of the Debt. If necessary to obtain the possession provided for above, secured party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this paragraph, Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell or let the Collateral, or any part thereof, or from other act or omission of Secured Party with respect to the Collateral UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF SECURED PARTY, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

       (b) Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. To the fullest extent permitted by applicable law, each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtor written notice as provided in the Credit Agreement (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten days before the date fixed for a public sale, or at least ten days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Each obligor on the indebtedness secured hereby, to the extent applicable, shall remain liable for any deficiency.

      (c) Secured Party shall have all the rights of a secured party after default under the Texas Uniform Commercial Code and in conjunction with, in addition to or in substitution for those rights and remedies:

          (1) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

          (2) it shall not be necessary that Secured Party take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

           (3) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

           (4) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Debt, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

           (5) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not, to the fullest extent permitted by applicable law, exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

           (6) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

           (7) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

           (8) demand of performance, advertisement and presence of property at sale are hereby WAIVED, to the fullest extent permitted by applicable law, and Secured Party is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Debt. All demands and presentments of any kind or nature are expressly WAIVED, to the fullest extent permitted by applicable law, by Debtor. Debtor WAIVES, to the fullest extent permitted by applicable law, the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

      6.2 All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Debt, or any part thereof, or otherwise benefiting tiny Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

      6.3 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Debt, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

      6.4 To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or to declare due the whole of the Debt, notice of election to mature or to declare due the whole of the Debt and all rights to a marshaling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

                                   ARTICLE 7
                             Additional Agreements
                             ---------------------

      7.1 Upon full payment of the Debt, complete performance of all of the obligations of Debtor, DSI, Cobb, Shareco and DSL under the Credit Documents and final termination of Secured Party's obligations--if any--to make any further advances or to provide any financial accommodations to Debtor, DSI, Cobb, Shareco and/or DSL, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and upon written request by Debtor such security interest shall be released by Secured Party in due form and at Debtor's cost.

      7.2 Secured Party may at any time and from time to time in writing (a) release any part of the Collateral, or any interest therein, from the security interest of this Agreement or (b) release any party liable, either directly or indirectly, for the Debt or for any covenant herein or in any other instrument now or hereafter securing the payment of the Debt, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Secured Party hereunder except to the extent specifically agreed to by Secured Party in such writing.

      7.3 Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

      7.4 The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to the Debt; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of the Debt.

      7.5 Secured Party may call at Debtor's place or places of business at intervals to be determined by Secured Party and, without hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between Debtor and Secured Party, and Debtor shall assist Secured Party in such actions.

      7.6 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

      7.7 Debtor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording, and refiling taxes, fees and other charges.

      7.8 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the Debt in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or upon the Debt. No sale of the Collateral, and no forbearance on the part of Secured Party and no extension of the time for the payment of the Debt given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtor hereunder for the payment of the Debt or the liability of any other person hereunder for the payment of the Debt, except as agreed to in writing by Secured Party.

      7.9 Any other or additional security taken for the payment of any of the Debt shall not in any manner affect the security given by this Agreement.

      7.10 To the extent that proceeds of the Debt are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Secured Party at Debtor's request and Secured Party shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

      7.11 If any part of the Debt cannot be lawfully secured by this Agreement, or if the lien, assignments and security interests of this Agreement cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Secured Party, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

       7.12 Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Agreement.

       7.13 This Agreement shall be binding upon Debtor, and the trustees, receivers, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall benefit Secured Party and its successors and assigns.

      7.14 Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to have exercised reasonable care, and no failure of Secured Party to take any action so requested by Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party and, at Secured Party's option, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Debt or to hold the same for the account and order of Debtor.

      7.15 In the event Debtor instructs Secured Party, in writing or orally, to deliver any or all of the Collateral to a third person, and Secured Party agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Debtor at the time of such agreement: (a) Secured Party shall assume no responsibility for checking the-genuineness or authenticity of any person purporting to be a messenger, employee or representative of such third person to whom Debtor has directed Secured Party to deliver the Collateral, or the genuineness or authenticity of any document of instructions delivered by such person; (b) Debtor will be considered by requesting any such delivery to have assumed all risk of loss as to the Collateral; (c) Secured Party's sole responsibility will be to deliver the Collateral to the person purporting to be such third person described by Debtor, or a messenger, employee or representative thereof, and (d) Secured Party and Debtor hereby expressly agree that the foregoing actions by Secured Party shall constitute reasonable care.

      7.16 Secured Party is hereby authorized at any time and from time to time, without notice to any person or entity (and Debtor hereby WAIVES any such notice) to the fullest extent not prohibited by law, to set-off and apply any and all monies, securities and other properties of Debtor now or in the future in the possession, custody or control of Secured Party, or on deposit with or otherwise owed to Debtor by Secured Party--including all such monies, securities and other properties held in general, time, demand, provisional or final accounts (other than special accounts or for safekeeping) or as collateral or otherwise (but excluding those accounts clearly designated as escrow or trust accounts held by Debtor for others unaffiliated with Debtor)--against any and all of Debtor's obligations to Secured Party now or hereafter existing under this Agreement or any of the Credit Documents, irrespective of whether Secured Party shall have made any demand hereunder or thereunder. Secured Party agrees to use reasonable efforts to promptly notify Debtor after any such set-off and application, provided that failure to give--or delay in giving--any such notice shall not affect the validity of such set-off and application or impose any liability on Secured Party. Secured Party's rights under this Section are in addition to other rights and remedies (including other rights of set-off) which Secured Party may have.

      7.17 This Agreement amends and restates in its entirety that certain Security Agreement dated as of May 5, 1995 executed by Debtor in favor of Secured Party.

      EXECUTED as of September 29, 1995.

                                     DRILEX HOLDINGS CORP., a Delaware
                                      corporation


                                     By: /s/JOHN FORREST
                                         -------------------------------
                                         John Forrest,
                                         President


                                     TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a
                                      national banking
                                      association


                                     By: /s/DIANE DUPLICHAN
                                         -------------------------------
                                         Name:  DIANE DUPLICHAN
                                                ------------------------
                                         Title: VICE PRESIDENT
                                                ------------------------


 Exhibit A - Inventory Locations

                                   EXHIBIT A
                                       to
                               Security Agreement

                             Drilex Holdings Corp.

                                      None

                               SECURITY AGREEMENT
                               ------------------


     SHAREWELL, INC. ("Debtor") (formerly Shareco, Inc. ("Shareco")), a Delaware corporation, whose address is 15151 Sommermeyer, Houston, Harris County, Texas 77041, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Secured Party"), a national banking association, whose address is 712 Main Street, Houston, Harris County, Texas 77002, agree as follows:

                                   ARTICLE 1
                         Creation of Security Interest
                         -----------------------------

     In order to secure the prompt and unconditional payment of the indebtedness herein referred to and the performance of the obligations, covenants, agreements and undertakings herein described, Debtor hereby grants to Secured Party a security interest in and mortgages, assigns, transfers, delivers, pledges, sets over and confirms to Secured Party all of Debtor's remedies, powers, privileges, rights, titles and interests (including all power of Debtor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to the following:

                                   Inventory
                                   ---------

     all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property of whatever nature now owned by Debtor or hereafter from time to time existing or acquired, wherever located and held for sale or lease, including those held for display or demonstration or out on lease or consignment, or furnished or to be furnished under contracts of service or used or usable or consumed or consumable in Debtor's business or which are finished or unfinished goods and all accessions and appurtenances thereto, together with all warehouse receipts and other documents evidencing any of the same and all containers, packing, packaging, shipping and similar materials;

                                    Accounts
                                    --------

     (a) all accounts, receivables, accounts receivable, book debts, contract rights and rights to payment received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor, no matter how evidenced;

     (b) all chattel paper, notes, drafts, acceptances, payments under leases of equipment or sale of inventory, and other forms of obligations received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor;

     (c) all purchase orders, instruments and other documents (including all documents of title) evidencing obligations to Debtor, for or representing obligations for goods sold or leased and/or services rendered by Debtor;

     (d) all monies due or to become due to Debtor under all contracts for the sale or lease of goods and/or performance of services by Debtor no matter how evidenced and whether or not earned by performance; and

     (e) all accounts, receivables, accounts receivable, contract rights, and general intangibles arising as a result of Debtor's having paid accounts payable (or having had goods sold to or leased to Debtor or services performed for Debtor giving rise to accounts payable) which accounts payable were paid for or were incurred by Debtor on behalf of any third parties pursuant to an agreement or otherwise;

                                   Equipment
                                   ---------

     all goods, equipment, machinery, furnishings, fixtures, furniture, appliances, accessories, leasehold improvements, chattels and other articles of personal property of whatever nature (whether or not the same constitute fixtures) now owned by Debtor or hereafter acquired, and all component parts thereof and all appurtenances thereto;


all accessions, appurtenances and additions to and substitutions for any of the foregoing and all products and proceeds of any of the foregoing, together with all renewals and replacements of any of the foregoing, all accounts, receivables, account receivables, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the foregoing (including all insurance and claims for insurance affected or held for the benefit of Debtor or Secured Party in respect of the foregoing) and together with all general intangibles now owned by Debtor or existing or hereafter acquired, created or arising (whether or not related to any of the foregoing property). All of the properties and interests described in this Article are herein collectively called the "Collateral." The inclusion of proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein. The Collateral includes all property of Debtor this day delivered to and deposited with Secured Party, and all money and property of Debtor heretofore delivered or which shall hereafter be delivered to or come into the possession, custody or control of Secured Party in any manner or for any purpose whatever during the existence of this Agreement (unless held in a special account, or deposited for safekeeping), and all other property which Debtor may hereafter become entitled to receive on account of such property, and in the event Debtor receives any such property, Debtor will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral. It is expressly contemplated that additional Collateral may from time to time be pledged to Secured Party as additional security for the Debt (hereinafter defined), and the term "Collateral" as used herein shall be deemed for all purposes hereof to include all such Collateral, together with all other property of the types described above related to the Collateral.

                                   ARTICLE 2
                              Secured Indebtedness
                              --------------------

     2.1 This Agreement is made to secure all of the following present and future debt and obligations:

     (a) All obligations and indebtedness of Debtor, Drilex Holdings Corp., a Delaware corporation ("DHC"), Drilex Systems, Inc., a Texas corporation ("DSI") or Cobb Directional Drilling Company, L.L.C., a Delaware limited liability company ("Cobb") now or hereafter created or incurred under that certain Amended and Restated Credit Agreement dated concurrently herewith among Debtor, DHC, DSI, Cobb, Drilex Systems Limited ("DSL"), and Secured Party, relating to a $13,000,000 revolving credit facility, as the same may be amended, supplemented, restated or replaced from time to time (collectively, the "Credit Agreement"). Any term defined in the Credit Agreement, not defined in this Agreement and used in this Agreement shall have the meaning ascribed to it in the Credit Agreement.

     (b) All obligations of Debtor, DHC, DSI and/or Cobb under that certain promissory note dated concurrently herewith executed by Debtor, DHC, DSI and Cobb payable to the order of Secured Party in the original principal amount of $17,450,000, as the same may be renewed, extended, modified or rearranged from time to time.

     (c) All other obligations, if any, of Debtor described or referred to in any other place in this Agreement.

     (d) Any and all sums and the interest which accrues on them as provided in this Agreement which Secured Party may advance or which Debtor may owe Secured Party pursuant to this Agreement on account of Debtor's failure to keep, observe or perform any of Debtor's covenants under this Agreement.

     (e) Interest Rate Risk Indebtedness and all other present and future debts and obligations under or pursuant to the Credit Documents (which for purposes of this Agreement shall include "Credit Documents" as defined in the Credit Agreement and as defined in the promissory note described in Section 2.1(b) hereof).

     2.2 The term "Debt" means and includes all debt and obligations described or referred to in Section 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against Debtor or any other Person now or hereafter primarily or secondarily obligated to pay all or any part of the Debt (Debtor and each such other Person being herein called an "Obligor") or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Secured Party in enforcing any of the Credit Documents.

                                 ARTICLE 3
                         Representations and Warranties
                         ------------------------------

          Debtor represents and warrants as follows:

          (a) Debtor is the legal and equitable owner and holder of good and marketable title to the Collateral, free of any adverse claim and free of any security interest or encumbrance except only for the security interest granted hereby in the Collateral, Permitted Liens and those other security interests (if any) expressly referred to or described in this Agreement. Debtor agrees to defend the Collateral and its proceeds against all other claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Debtor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office except only those statements (if any) true and correct copies of which Debtor has actually delivered to Secured Party.

          (b) The location of Debtor is the address set forth at the beginning of this Agreement and in this regard, Debtor's location is defined to mean Debtor's chief executive office.

          (c) All of Debtor's books and records with regard to the Collateral are maintained and kept at the address of Debtor set forth at the beginning of this Agreement.

          (d) Except as heretofore disclosed to Secured Party, no part of the Collateral is covered by a certificate of title or subject to any certificate of title law.

          (e) No part of the Collateral consists or will consist of consumer goods, farm products, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof.

          (f) Except as heretofore disclosed to Secured Party, Debtor has never changed its name, whether by amendment of its Organizational Documents or otherwise.

          (g) Debtor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to Debtor's knowledge--against Debtor. Debtor's liabilities and obligations under this Agreement and any other Credit Documents to which Debtor is a party do not and will not render Debtor insolvent, cause Debtor's liabilities to exceed Debtor's assets or leave Debtor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

          (h) As of the date hereof, the tangible Collateral is free from damage caused by fire or other casualty.

                                   ARTICLE 4
                                   Covenants
                                   ---------

          4.1 Debtor covenants and agrees with Secured Party as follows:

          (a) Debtor shall furnish to Secured Party such instruments as may be reasonably required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

          (b) Debtor will cause to be paid (except as set forth in the Credit Agreement) before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Secured Party for or on account of the Debt or the interest created by this Agreement and will, upon the request of Secured Party, furnish Secured Party with receipts showing payment of such taxes and assessments at least ten days before the applicable default date therefor.

          (c) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto and such matters might reasonably be expected to materially and adversely jeopardize the Collateral or Secured Party's rights with respect thereto, Debtor will give prompt written notice thereof to Secured Party and at Debtor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall constitute sums advanced pursuant to Section 4.2.

          (d) Debtor will, on reasonable request of Secured Party, (1) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (2) execute, acknowledge, deliver and record or file such further instruments (including further security agreements, financing statements and continuation statements) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically any renewals, additions, substitutions, replacements or appurtenances to the then Collateral, and (3) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) reasonably deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

          (e) Notwithstanding the security interest in proceeds granted herein, Debtor will not, except as otherwise expressly permitted herein or in the Credit Agreement, sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of, or pledge, hypothecate or grant any security interest in, or permit to exist any lien, security interest, charge or encumbrance against, all or any part of the Collateral or any interest therein or permit any of the foregoing to occur or arise or permit title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the express prior written consent of Secured Party. Except as permitted in the Credit Agreement, Debtor shall not, without the express prior written consent of Secured Party, (1) acquire any such Collateral under any arrangement whereby the seller or any other person retains or acquires any security interest in such Collateral or (2) return or give possession of any such Collateral to any supplier or any other person except in the ordinary course of business.

          (f) Debtor shall account fully and faithfully for and, if Secured Party so elects during the existence of an Event of Default, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from the sale or disposition or realization in any manner of any of the Collateral, whether the Debt is mature or not. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds. Debtor shall, where applicable, at Debtor's own expense take all reasonable and appropriate steps in its reasonable credit judgment to enforce the collection of the Collateral and items representing proceeds thereof.

          (g) After the occurrence and during the continuation of an Event of Default, Debtor shall from time to time at the request of Secured Party furnish Secured Party with a schedule of the Collateral constituting the Collateral, containing such information as Secured Party may specify. After the occurrence and during the continuation of an Event of Default, Secured Party shall also have the right to make test verifications of the Collateral or any portion thereof.

          (h) Debtor shall at all times keep accurate books and records reflecting all facts concerning the Collateral including those pertaining to Debtor's warranties, representations and agreements under this Agreement. Immediately upon the execution of this Agreement, at the request of Secured Party, Debtor will make or allow Secured Party to make written designation on Debtor's books and records to reflect thereon the assignment to Secured Party of the Collateral covered by this Agreement; provided that the failure of Debtor and/or Secured Party to make such a written designation shall not affect the rights of Secured Party to any of the Collateral.

          (i) If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party, immediately deliver them to Secured Party, appropriately endorsed to Secured Party's order and regardless of the form of endorsement, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest.

          (j) Debtor will not use, or allow the use of, the tangible Collateral in any manner which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto if such matters may reasonably be expected to materially and adversely affect the Dollar Borrowers and their Subsidiaries, taken as a whole. Debtor will not do or suffer to be done any act whereby the value of any part of the tangible Collateral may be lessened, normal wear and tear excepted.

          (k) Debtor agrees to provide, maintain and keep in force casualty, liability and other insurance for that portion of the tangible Collateral which is tangible personal property as required by Secured Party. Debtor agrees that all required insurance will be written on forms acceptable to Secured Party and by companies having a Best's Insurance Guide Rating of not less than A+ and which are otherwise acceptable to Secured Party, and that such insurance (other than third party liability insurance) shall be written or endorsed so that all losses are payable to Secured Party. Debtor shall deliver certificates reflecting such insurance to Secured Party, and Debtor shall deliver the original policies evidencing such insurance to Secured Party upon request therefor. Each such policy shall expressly prohibit cancellation or modification of insurance without 30 days' written notice to Secured Party. Debtor agrees to furnish due proof of payment of the premiums for all such insurance to Secured Party promptly upon request therefor. Subject to Debtor's right to adjust any claim thereunder, Debtor hereby assigns to Secured Party the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the tangible Collateral, or any risk to or about the tangible Collateral. Foreclosure of this Agreement shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the tangible Collateral and all claims thereunder arising from post-foreclosure events. The successful bidder or bidders for the tangible Collateral at foreclosure, as their respective interests may appear, shall automatically accede to all of Debtor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the bill of sale to any such successful bidder mentions insurance. All proceeds of insurance which was paid for by Debtor or by anyone other than Secured Party or another holder of any of the Debt and which proceeds are actually received by Secured Party before foreclosure shall be applied in payment of the Debt or, at the option of Secured Party, shall be paid to Debtor or to such other person as is legally entitled to them. Unless Secured Party or Secured Party's representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Secured Party, shall have no interest in such proceeds and Secured Party shall apply them, if and when collected, to the Debt in such order and manner as Secured Party shall then elect and remit any remaining balance to Debtor or to such other Person as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Secured Party at the foreclosure sale and are not actually received by Secured Party until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Debtor shall have no interest in them and shall receive no credit for them. Secured Party shall have no duty to Debtor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance. If Secured Party elects at any time or for any reason to purchase insurance relating to the tangible Collateral, it shall have no obligation to cause Debtor or anyone else to be named as an insured, to cause Debtor's or anyone else's interests to be insured or protected or to inform Debtor or anyone else that his or its interests are uninsured or underinsured.

          (l) Except as otherwise expressly permitted herein, the Collateral is and shall remain in Debtor's possession or control at all times at Debtor's risk of loss at one or more of Debtor's locations described on Exhibit A, where
                                                          ---------
Secured Party may inspect it at any time, except for its temporary removal in connection with its ordinary use or unless Debtor notifies Secured Party in writing and Secured Party consents in writing in advance of its removal to another location.

          (m) Debtor shall, at its expense, diligently prosecute any proceedings arising out of injury or damage to the tangible Collateral, or any portion thereof, and shall consult with Secured Party, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

          (n) Debtor shall furnish to Secured Party from time to time such information relating to the Collateral or Debtor's financial condition and affairs as Secured Party may from time to time reasonably request or as may be required from time to time by any Credit Document.

          (o) Subject to its reasonable collection judgment, Debtor will not agree to a material modification of any of the terms of any of the Collateral described in Article 1 under the heading "Accounts" without the prior written consent of Secured Party.

          (p) Unless an Event of Default has occurred and is continuing, Debtor may use the tangible Collateral in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon and may also sell or lease such tangible Collateral in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Unless an Event of Default has occurred and is continuing, Debtor may also use and consume any raw materials or supplies, the use and consumption of which are necessary to carry on Debtor's business.

          (q) Except as disclosed to Secured Party in writing, none of the Collateral described in Article 1 under the caption "Equipment" is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods. To the extent any of such Collateral is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods, Debtor has supplied to Secured Party a description of the real estate or other goods to which such Collateral is or shall be wholly or partly affixed. Said real estate is not subject to any lien or mortgage except as disclosed to Secured Party in writing. Debtor will, on demand by Secured Party, furnish or cause to be furnished to Secured Party a disclaimer or disclaimers, signed by all persons having an interest in the applicable real estate or other goods to which such Collateral is or shall be wholly or partly affixed, of any interest in such Collateral which is before Secured Party's interest.

          (r) The Collateral described in Article 1 under the caption "Equipment" will be used in the business of Debtor (which shall include leases of such Collateral to unaffiliated third parties in the ordinary course of Debtor's business).

                                   ARTICLE 5
            Assignment of Payments; Certain Powers of Secured Party
            -------------------------------------------------------

          Debtor hereby authorizes and directs each account debtor and each other person or entity obligated to make payment in respect of any of the Collateral (each a "Collateral Obligor"), after the occurrence and during the continuation of an Event of Default, to pay over to Secured Party, its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Debt and without any notice to or further consent of Debtor. Debtor hereby agrees to indemnify each Collateral Obligor and hold each Collateral Obligor harmless from all expenses and losses which it may incur or suffer as a result of any payment it makes to Secured Party pursuant to this paragraph OTHER THAN THOSE ARISING OUT OF ANY COLLATERAL OBLIGOR'S GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns, after the occurrence and during the continuation of an Event of Default:

          (a) to notify Collateral Obligors of Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e), (f) and (g);

          (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Agreement or otherwise);

          (c) to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement;

          (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

          (e) to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors;

          (f) to station one or more representatives of Secured Party on Debtor's premises for the purpose of exercising any rights, benefits or privileges available to Secured Party hereunder or under any of the Credit Documents or at law or in equity, including receiving collections and taking possession of books and records relating to the Collateral; and

          (g) to cause title to any or all of the Collateral to be transferred into the name of Secured Party or any nominee or nominees of Secured Party.

The powers conferred on Secured Party pursuant to this Article are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Article shall constitute a retention of collateral in satisfaction of the indebtedness as provided for in Section 9.505 of the Texas Uniform Commercial Code.

          5.1 If Debtor should fail to comply with any of its agreements, covenants or obligations under any Credit Document after notice to Debtor, then Secured Party (in Debtor's name or in Secured Party's own name) may perform them or cause them to be performed for Debtor's account and at Debtor's expense, but shall have no obligation to perform any of them or cause them to be performed. Upon making any such payment or incurring any such expense, Secured Party shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Debtor to Secured Party pursuant to this or any other provision of this Agreement shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Secured Party or any of Secured Party's officers or agents. The exercise of the privileges granted to Secured Party in this Section shall in no event be considered or constitute a cure of the default or a waiver of Secured Party's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by the Credit Documents and of all rights given Secured Party by law.

                                   ARTICLE 6
                          Remedies in Event of Default
                          ----------------------------

          6.1 Upon the occurrence of an Event of Default (herein so called) under the Credit Agreement or under the promissory note described in Section 2.1(b) hereof), and at any time thereafter:

          (a) Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral (Debtor hereby WAIVING, to the fullest extent permitted by applicable law, all claims for damages arising from or connected with any such taking) and of all books, records and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Debtor and to deduct from such sale proceeds or such rents all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such rents on the Debt in such manner as Secured Party may elect. Before any sale, Secured Party may, at its option, complete the processing of any of the Collateral and/or repair or recondition the same to such extent as Secured Party may deem advisable and any sums expended therefor by Secured Party shall be reimbursed by Debtor. Secured Party may take possession of Debtor's premises to complete such processing, repairing and/or reconditioning, using the facilities and other property of Debtor to do so, to store any Collateral and to conduct any sale as provided for herein, all without compensation to Debtor. All reasonable costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such properties, or in processing, repairing and/or reconditioning the Collateral if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Debtor and part of the Debt. If necessary to obtain the possession provided for above, secured party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this paragraph, Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell or let the Collateral, or any part thereof, or from other act or omission of Secured Party with respect to the Collateral UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF SECURED PARTY, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

          (b) Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.
To the fullest extent permitted by applicable law, each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtor written notice as provided in the Credit Agreement (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten days before the date fixed for a public sale, or at least ten days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Each obligor on the indebtedness secured hereby, to the extent applicable, shall remain liable for any deficiency.

          (c) Secured Party shall have all the rights of a secured party after default under the Texas Uniform Commercial Code and in conjunction with, in addition to or in substitution for those rights and remedies:

          (1) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

          (2) it shall not be necessary that Secured Party take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

          (3) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

          (4) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Debt, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

          (5) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not, to the fullest extent permitted by applicable law, exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

          (6) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

          (7) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

          (8) demand of performance, advertisement and presence of property at sale are hereby WAIVED, to the fullest extent permitted by applicable law, and Secured Party is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Debt. All demands and presentments of any kind or nature are expressly WAIVED, to the fullest extent permitted by applicable law, by Debtor. Debtor WAIVES, to the fullest extent permitted by applicable law, the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

          6.2 All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Debt, or any part thereof, or otherwise benefiting Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

          6.3 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Debt, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

          6.4 To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or to declare due the whole of the Debt, notice of election to mature or to declare due the whole of the Debt and all rights to a marshaling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

                                   ARTICLE 7
                             Additional Agreements
                             ---------------------

          7.1 Upon full payment of the Debt, complete performance of all of the obligations of Debtor, DHC, DSI, Cobb and DSL under the Credit Documents and final termination of Secured Party's obligations--if any--to make any further advances or to provide any financial accommodations to Debtor, DHC, DSI, Cobb and/or DSL, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and upon written request by Debtor such security interest shall be released by Secured Party in due form and at Debtor's cost.

          7.2  Secured Party may at any time and from time to time in writing
(a) release any part of the Collateral, or any interest therein, from the security interest of this Agreement or (b) release any party liable, either directly or indirectly, for the Debt or for any covenant herein or in any other instrument now or hereafter securing the payment of the Debt, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Secured Party hereunder except to the extent specifically agreed to by Secured Party in such writing.

          7.3 Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

          7.4 The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to the Debt; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of the Debt.

          7.5 Secured Party may call at Debtor's place or places of business at intervals to be determined by Secured Party and, without hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between Debtor and Secured Party, and Debtor shall assist Secured Party in such actions.

          7.6 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

          7.7 Debtor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording, and refiling taxes, fees and other charges.

          7.8 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the Debt in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or upon the Debt. No sale of the Collateral, and no forbearance on the part of Secured Party and no extension of the time for the payment of the Debt given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtor hereunder for the payment of the Debt or the liability of any other person hereunder for the payment of the Debt, except as agreed to in writing by Secured Party.

          7.9 Any other or additional security taken for the payment of any of the Debt shall not in any manner affect the security given by this Agreement.

          7.10 To the extent that proceeds of the Debt are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Secured Party at Debtor's request and Secured Party shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

          7.11 If any part of the Debt cannot be lawfully secured by this Agreement, or if the lien, assignments and security interests of this Agreement cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Secured Party, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

          7.12 Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Agreement.

          7.13 This Agreement shall be binding upon Debtor, and the trustees, receivers, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall benefit Secured Party and its successors and assigns.

          7.14 Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to have exercised reasonable care, and no failure of Secured Party to take any action so requested by Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party and, at Secured Party's option, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Debt or to hold the same for the account and order of Debtor.

          7.15 In the event Debtor instructs Secured Party, in writing or orally, to deliver any or all of the Collateral to a third person, and Secured Party agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Debtor at the time of such agreement: (a) Secured Party shall assume no responsibility for checking the genuineness or authenticity of any person purporting to be a messenger, employee or representative of such third person to whom Debtor has directed Secured Party to deliver the Collateral, or the genuineness or authenticity of any document of instructions delivered by such person; (b) Debtor will be considered by requesting any such delivery to have assumed all risk of loss as to the Collateral; (c) Secured Party's sole responsibility will be to deliver the Collateral to the person purporting to be such third person described by Debtor, or a messenger, employee or representative thereof, and (d) Secured Party and Debtor hereby expressly agree that the foregoing actions by Secured Party shall constitute reasonable care.

          7.16 Secured Party is hereby authorized at any time and from time to time, without notice to any person or entity (and Debtor hereby WAIVES any such notice) to the fullest extent not prohibited by law, to set-off and apply any and all monies, securities and other properties of Debtor now or in the future in the possession, custody or control of Secured Party, or on deposit with or otherwise owed to Debtor by Secured Party--including all such monies, securities and other properties held in general, time, demand, provisional or final accounts (other than special accounts or for safekeeping) or as collateral or otherwise (but excluding those accounts clearly designated as escrow or trust accounts held by Debtor for others unaffiliated with Debtor)--against any and all of Debtor's obligations to Secured Party now or hereafter existing under this Agreement or any of the Credit Documents, irrespective of whether Secured Party shall have made any demand hereunder or thereunder. Secured Party agrees to use reasonable efforts to promptly notify Debtor after any such set-off and application, provided that failure to give--or delay in giving--any such notice shall not affect the validity of such set-off and application or impose any liability on Secured Party. Secured Party's rights under this Section are in addition to other rights and remedies (including other rights of set-off) which Secured Party may have.

          7.17 This Agreement amends and restates in its entirety that certain Security Agreement dated as of May 5, 1995 executed by Debtor in favor of Secured Party.

          EXECUTED as of September 29, 1995.


                                       SHAREWELL, INC.,
                                       a Delaware corporation


                                       By: /s/JOHN FORREST
                                           -------------------------
                                           John Forrest,
                                           Chief Executive Officer


                                       TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, a national banking
                                        association


                                       By: /s/DIANE DUPLICHAN
                                           --------------------------
                                           Name: DIANE DUPLICAHN
                                           Title:VICE PRESIDENT


Exhibit A - Inventory Locations

                          SHARECO SECURITY AGREEMENT

                              INVENTORY LOCATIONS

                                   EXHIBIT A

================================================================================

13393 Murphy Road
Stafford, TX

S.H.S.L.
Spencer House
Stephenson Way
Crawley
West Sussex RH10 1TN
United Kingdom

Center Drill, Inc.
15215 Wagon Trail Road
Pearland, TX 77584

                               SECURITY AGREEMENT
                               ------------------



     COBB DIRECTIONAL DRILLING COMPANY, L.L.C. ("Debtor"), a Delaware limited liability company, whose address is 15151 Sommermeyer, Houston, Harris County, Texas 77041, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Secured Party"), a national banking association, whose address is 712 Main Street, Houston, Harris County, Texas 77002, agree as follows:

                                   ARTICLE 1
                         Creation of Security Interest
                         -----------------------------

     In order to secure the prompt and unconditional payment of the indebtedness herein referred to and the performance of the obligations, covenants, agreements and undertakings herein described, Debtor hereby grants to Secured Party a security interest in and mortgages, assigns, transfers, delivers, pledges, sets over and confirms to Secured Party all of Debtor's remedies, powers, privileges, rights, titles and interests (including all power of Debtor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to the following:

                                   Inventory
                                   ---------

     all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property of whatever nature now owned by Debtor or hereafter from time to time existing or acquired, wherever located and held for sale or lease, including those held for display or demonstration or out on lease or consignment, or furnished or to be furnished under contracts of service or used or usable or consumed or consumable in Debtor's business or which are finished or unfinished goods and all accessions and appurtenances thereto, together with all warehouse receipts and other documents evidencing any of the same and all containers, packing, packaging, shipping and similar materials;

                                    Accounts
                                    --------

     (a) all accounts, receivables, accounts receivable, book debts, contract rights and rights to payment received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor, no matter how evidenced;

     (b) all chattel paper, notes, drafts, acceptances, payments under leases of equipment or sale of inventory, and other forms of obligations received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor;

     (c) all purchase orders, instruments and other documents (including all documents of title) evidencing obligations to Debtor, for or representing obligations for goods sold or leased and/or services rendered by Debtor;

     (d) all monies due or to become due to Debtor under all contracts for the sale or lease of goods and/or performance of services by Debtor no matter how evidenced and whether or not earned by performance; and

     (e) all accounts, receivables, accounts receivable, contract rights, and general intangibles arising as a result of Debtor's having paid accounts payable (or having had goods sold to or leased to Debtor or services performed for Debtor giving rise to accounts payable) which accounts payable were paid for or were incurred by Debtor on behalf of any third parties pursuant to an agreement or otherwise;

                                   Equipment
                                   ---------

     all goods, equipment, machinery, furnishings, fixtures, furniture, appliances, accessories, leasehold improvements, chattels and other articles of personal property of whatever nature (whether or not the same constitute fixtures) now owned by Debtor or hereafter acquired, and all component parts thereof and all appurtenances thereto;


all accessions, appurtenances and additions to and substitutions for any of the foregoing and all products and proceeds of any of the foregoing, together with all renewals and replacements of any of the foregoing, all accounts, receivables, account receivables, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the foregoing (including all insurance and claims for insurance affected or held for the benefit of Debtor or Secured Party in respect of the foregoing) and together with all general intangibles now owned by Debtor or existing or hereafter acquired, created or arising (whether or not related to any of the foregoing property). All of the properties and interests described in this Article are herein collectively called the "Collateral." The inclusion of proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein. The Collateral includes all property of Debtor this day delivered to and deposited with Secured Party, and all money and property of Debtor heretofore delivered or which shall hereafter be delivered to or come into the possession, custody or control of Secured Party in any manner or for any purpose whatever during the existence of this Agreement (unless held in a special account, or deposited for safekeeping), and all other property which Debtor may hereafter become entitled to receive on account of such property, and in the event Debtor receives any such property, Debtor will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral. It is expressly contemplated that additional Collateral may from time to time be pledged to Secured Party as additional security for the Debt (hereinafter defined), and the term "Collateral" as used herein shall be deemed for all purposes hereof to include all such Collateral, together with all other property of the types described above related to the Collateral.

                                   ARTICLE 2
                              Secured Indebtedness
                              --------------------

     2.1 This Agreement is made to secure all of the following present and future debt and obligations:

     (a) All obligations and indebtedness of Debtor, Drilex Holdings Corp., a Delaware corporation ("DHC"), Drilex Systems, Inc., a Texas corporation ("DSI") or Sharewell, Inc., a Delaware corporation ("Sharewell") (formerly Shareco, Inc., a Delaware corporation ("Shareco")) now or hereafter created or incurred under that certain Amended and Restated Credit Agreement dated concurrently herewith among Debtor, DHC, DSI, Sharewell, Drilex Systems Limited ("DSL"), and Secured Party, relating to a $13,000,000 revolving credit facility, as the same may be amended, supplemented, restated or replaced from time to time (collectively, the "Credit Agreement"). Any term defined in the Credit Agreement, not defined in this Agreement and used in this Agreement shall have the meaning ascribed to it in the Credit Agreement.

     (b) All obligations of Debtor, DHC, DSI and/or Sharewell under that certain promissory note dated concurrently herewith executed by Debtor, DHC, DSI and Sharewell payable to the order of Secured Party in the original principal amount of $17,450,000, as the same may be renewed, extended, modified or rearranged from time to time.

     (c) All other obligations, if any, of Debtor described or referred to in any other place in this Agreement.

     (d) Any and all sums and the interest which accrues on them as provided in this Agreement which Secured Party may advance or which Debtor may owe Secured Party pursuant to this Agreement on account of Debtor's failure to keep, observe or perform any of Debtor's covenants under this Agreement.

     (e) Interest Rate Risk Indebtedness and all other present and future debts and obligations under or pursuant to the Credit Documents (which for purposes of this Agreement shall include "Credit Documents" as defined in the Credit Agreement and as defined in the promissory note described in Section 2.1(b) hereof).

     2.2 The term "Debt" means and includes all debt and obligations described or referred to in Section 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against Debtor or any other Person now or hereafter primarily or secondarily obligated to pay all or any part of the Debt (Debtor and each such other Person being herein called an "Obligor") or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Secured Party in enforcing any of the Credit Documents.

                                 ARTICLE 3
                         Representations and Warranties
                         ------------------------------

          Debtor represents and warrants as follows:

          (a) Debtor is the legal and equitable owner and holder of good and marketable title to the Collateral, free of any adverse claim and free of any security interest or encumbrance except only for the security interest granted hereby in the Collateral, Permitted Liens and those other security interests (if any) expressly referred to or described in this Agreement. Debtor agrees to defend the Collateral and its proceeds against all other claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Debtor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office except only those statements (if any) true and correct copies of which Debtor has actually delivered to Secured Party.

          (b) The location of Debtor is the address set forth at the beginning of this Agreement and in this regard, Debtor's location is defined to mean Debtor's chief executive office.

          (c) All of Debtor's books and records with regard to the Collateral are maintained and kept at the address of Debtor set forth at the beginning of this Agreement.

          (d) Except as heretofore disclosed to Secured Party, no part of the Collateral is covered by a certificate of title or subject to any certificate of title law.

          (e) No part of the Collateral consists or will consist of consumer goods, farm products, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof.

          (f) Except as heretofore disclosed to Secured Party, Debtor has never changed its name, whether by amendment of its Organizational Documents or otherwise.

          (g) Debtor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to Debtor's knowledge--against Debtor. Debtor's liabilities and obligations under this Agreement and any other Credit Documents to which Debtor is a party do not and will not render Debtor insolvent, cause Debtor's liabilities to exceed Debtor's assets or leave Debtor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

          (h) As of the date hereof, the tangible Collateral is free from damage caused by fire or other casualty.

                                   ARTICLE 4
                                   Covenants
                                   ---------

          4.1 Debtor covenants and agrees with Secured Party as follows:

          (a) Debtor shall furnish to Secured Party such instruments as may be reasonably required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

          (b) Debtor will cause to be paid (except as set forth in the Credit Agreement) before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Secured Party for or on account of the Debt or the interest created by this Agreement and will, upon the request of Secured Party, furnish Secured Party with receipts showing payment of such taxes and assessments at least ten days before the applicable default date therefor.

          (c) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto and such matters might reasonably be expected to materially and adversely jeopardize the Collateral or Secured Party's rights with respect thereto, Debtor will give prompt written notice thereof to Secured Party and at Debtor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall constitute sums advanced pursuant to Section 4.2.

          (d) Debtor will, on reasonable request of Secured Party, (1) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (2) execute, acknowledge, deliver and record or file such further instruments (including further security agreements, financing statements and continuation statements) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically any renewals, additions, substitutions, replacements or appurtenances to the then Collateral, and (3) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) reasonably deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

          (e) Notwithstanding the security interest in proceeds granted herein, Debtor will not, except as otherwise expressly permitted herein or in the Credit Agreement, sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of, or pledge, hypothecate or grant any security interest in, or permit to exist any lien, security interest, charge or encumbrance against, all or any part of the Collateral or any interest therein or permit any of the foregoing to occur or arise or permit title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the express prior written consent of Secured Party. Except as permitted in the Credit Agreement, Debtor shall not, without the express prior written consent of Secured Party, (1) acquire any such Collateral under any arrangement whereby the seller or any other person retains or acquires any security interest in such Collateral or (2) return or give possession of any such Collateral to any supplier or any other person except in the ordinary course of business.

          (f) Debtor shall account fully and faithfully for and, if Secured Party so elects during the existence of an Event of Default, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from the sale or disposition or realization in any manner of any of the Collateral, whether the Debt is mature or not. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds. Debtor shall, where applicable, at Debtor's own expense take all reasonable and appropriate steps in its reasonable credit judgment to enforce the collection of the Collateral and items representing proceeds thereof.

          (g) After the occurrence and during the continuation of an Event of Default, Debtor shall from time to time at the request of Secured Party furnish Secured Party with a schedule of the Collateral constituting the Collateral, containing such information as Secured Party may specify. After the occurrence and during the continuation of an Event of Default, Secured Party shall also have the right to make test verifications of the Collateral or any portion thereof.

          (h) Debtor shall at all times keep accurate books and records reflecting all facts concerning the Collateral including those pertaining to Debtor's warranties, representations and agreements under this Agreement. Immediately upon the execution of this Agreement, at the request of Secured Party, Debtor will make or allow Secured Party to make written designation on Debtor's books and records to reflect thereon the assignment to Secured Party of the Collateral covered by this Agreement; provided that the failure of Debtor and/or Secured Party to make such a written designation shall not affect the rights of Secured Party to any of the Collateral.

          (i) If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party, immediately deliver them to Secured Party, appropriately endorsed to Secured Party's order and regardless of the form of endorsement, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest.

          (j) Debtor will not use, or allow the use of, the tangible Collateral in any manner which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto if such matters may reasonably be expected to materially and adversely affect the Dollar Borrowers and their Subsidiaries, taken as a whole. Debtor will not do or suffer to be done any act whereby the value of any part of the tangible Collateral may be lessened, normal wear and tear excepted.

          (k) Debtor agrees to provide, maintain and keep in force casualty, liability and other insurance for that portion of the tangible Collateral which is tangible personal property as required by Secured Party. Debtor agrees that all required insurance will be written on forms acceptable to Secured Party and by companies having a Best's Insurance Guide Rating of not less than A+ and which are otherwise acceptable to Secured Party, and that such insurance (other than third party liability insurance) shall be written or endorsed so that all losses are payable to Secured Party. Debtor shall deliver certificates reflecting such insurance to Secured Party, and Debtor shall deliver the original policies evidencing such insurance to Secured Party upon request therefor. Each such policy shall expressly prohibit cancellation or modification of insurance without 30 days' written notice to Secured Party. Debtor agrees to furnish due proof of payment of the premiums for all such insurance to Secured Party promptly upon request therefor. Subject to Debtor's right to adjust any claim thereunder, Debtor hereby assigns to Secured Party the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the tangible Collateral, or any risk to or about the tangible Collateral. Foreclosure of this Agreement shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the tangible Collateral and all claims thereunder arising from post-foreclosure events. The successful bidder or bidders for the tangible Collateral at foreclosure, as their respective interests may appear, shall automatically accede to all of Debtor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the bill of sale to any such successful bidder mentions insurance. All proceeds of insurance which was paid for by Debtor or by anyone other than Secured Party or another holder of any of the Debt and which proceeds are actually received by Secured Party before foreclosure shall be applied in payment of the Debt or, at the option of Secured Party, shall be paid to Debtor or to such other person as is legally entitled to them. Unless Secured Party or Secured Party's representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Secured Party, shall have no interest in such proceeds and Secured Party shall apply them, if and when collected, to the Debt in such order and manner as Secured Party shall then elect and remit any remaining balance to Debtor or to such other Person as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Secured Party at the foreclosure sale and are not actually received by Secured Party until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Debtor shall have no interest in them and shall receive no credit for them. Secured Party shall have no duty to Debtor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance. If Secured Party elects at any time or for any reason to purchase insurance relating to the tangible Collateral, it shall have no obligation to cause Debtor or anyone else to be named as an insured, to cause Debtor's or anyone else's interests to be insured or protected or to inform Debtor or anyone else that his or its interests are uninsured or underinsured.

          (l) Except as otherwise expressly permitted herein, the Collateral is and shall remain in Debtor's possession or control at all times at Debtor's risk of loss at one or more of Debtor's locations described on Exhibit A, where Secured Party may inspect it at any time, except for its temporary removal in connection with its ordinary use or unless Debtor notifies Secured Party in writing and Secured Party consents in writing in advance of its removal to another location.

          (m) Debtor shall, at its expense, diligently prosecute any proceedings arising out of injury or damage to the tangible Collateral, or any portion thereof, and shall consult with Secured Party, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

          (n) Debtor shall furnish to Secured Party from time to time such information relating to the Collateral or Debtor's financial condition and affairs as Secured Party may from time to time reasonably request or as may be required from time to time by any Credit Document.

          (o) Subject to its reasonable collection judgment, Debtor will not agree to a material modification of any of the terms of any of the Collateral described in Article 1 under the heading "Accounts" without the prior written consent of Secured Party.

          (p) Unless an Event of Default has occurred and is continuing, Debtor may use the tangible Collateral in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon and may also sell or lease such tangible Collateral in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Unless an Event of Default has occurred and is continuing, Debtor may also use and consume any raw materials or supplies, the use and consumption of which are necessary to carry on Debtor's business.

          (q) Except as disclosed to Secured Party in writing, none of the Collateral described in Article 1 under the caption "Equipment" is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods. To the extent any of such Collateral is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods, Debtor has supplied to Secured Party a description of the real estate or other goods to which such Collateral is or shall be wholly or partly affixed. Said real estate is not subject to any lien or mortgage except as disclosed to Secured Party in writing. Debtor will, on demand by Secured Party, furnish or cause to be furnished to Secured Party a disclaimer or disclaimers, signed by all persons having an interest in the applicable real estate or other goods to which such Collateral is or shall be wholly or partly affixed, of any interest in such Collateral which is before Secured Party's interest.

          (r) The Collateral described in Article 1 under the caption "Equipment" will be used in the business of Debtor (which shall include leases of such Collateral to unaffiliated third parties in the ordinary course of Debtor's business).

                                   ARTICLE 5
            Assignment of Payments; Certain Powers of Secured Party
            -------------------------------------------------------

          Debtor hereby authorizes and directs each account debtor and each other person or entity obligated to make payment in respect of any of the Collateral (each a "Collateral Obligor"), after the occurrence and during the continuation of an Event of Default, to pay over to Secured Party, its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Debt and without any notice to or further consent of Debtor. Debtor hereby agrees to indemnify each Collateral Obligor and hold each Collateral Obligor harmless from all expenses and losses which it may incur or suffer as a result of any payment it makes to Secured Party pursuant to this paragraph OTHER THAN THOSE ARISING OUT OF ANY COLLATERAL OBLIGOR'S GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns, after the occurrence and during the continuation of an Event of Default:

          (a) to notify Collateral Obligors of Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e), (f) and (g);

          (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Agreement or otherwise);

          (c) to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement;

          (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

          (e) to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors;

          (f) to station one or more representatives of Secured Party on Debtor's premises for the purpose of exercising any rights, benefits or privileges available to Secured Party hereunder or under any of the Credit Documents or at law or in equity, including receiving collections and taking possession of books and records relating to the Collateral; and

          (g) to cause title to any or all of the Collateral to be transferred into the name of Secured Party or any nominee or nominees of Secured Party.

The powers conferred on Secured Party pursuant to this Article are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Article shall constitute a retention of collateral in satisfaction of the indebtedness as provided for in Section 9.505 of the Texas Uniform Commercial Code.

          5.1 If Debtor should fail to comply with any of its agreements, covenants or obligations under any Credit Document after notice to Debtor, then Secured Party (in Debtor's name or in Secured Party's own name) may perform them or cause them to be performed for Debtor's account and at Debtor's expense, but shall have no obligation to perform any of them or cause them to be performed. Upon making any such payment or incurring any such expense, Secured Party shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Debtor to Secured Party pursuant to this or any other provision of this Agreement shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Secured Party or any of Secured Party's officers or agents. The exercise of the privileges granted to Secured Party in this Section shall in no event be considered or constitute a cure of the default or a waiver of Secured Party's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by the Credit Documents and of all rights given Secured Party by law.

                                   ARTICLE 6
                          Remedies in Event of Default
                          ----------------------------

          6.1 Upon the occurrence of an Event of Default (herein so called) under the Credit Agreement or under the promissory note described in Section 2.1(b) hereof), and at any time thereafter:

          (a) Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral (Debtor hereby WAIVING, to the fullest extent permitted by applicable law, all claims for damages arising from or connected with any such taking) and of all books, records and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Debtor and to deduct from such sale proceeds or such rents all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such rents on the Debt in such manner as Secured Party may elect. Before any sale, Secured Party may, at its option, complete the processing of any of the Collateral and/or repair or recondition the same to such extent as Secured Party may deem advisable and any sums expended therefor by Secured Party shall be reimbursed by Debtor. Secured Party may take possession of Debtor's premises to complete such processing, repairing and/or reconditioning, using the facilities and other property of Debtor to do so, to store any Collateral and to conduct any sale as provided for herein, all without compensation to Debtor. All reasonable costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such properties, or in processing, repairing and/or reconditioning the Collateral if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Debtor and part of the Debt. If necessary to obtain the possession provided for above, secured party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this paragraph, Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell or let the Collateral, or any part thereof, or from other act or omission of Secured Party with respect to the Collateral UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF SECURED PARTY, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

          (b) Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.
To the fullest extent permitted by applicable law, each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtor written notice as provided in the Credit Agreement (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten days before the date fixed for a public sale, or at least ten days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Each obligor on the indebtedness secured hereby, to the extent applicable, shall remain liable for any deficiency.

          (c) Secured Party shall have all the rights of a secured party after default under the Texas Uniform Commercial Code and in conjunction with, in addition to or in substitution for those rights and remedies:

          (1) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

          (2) it shall not be necessary that Secured Party take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

          (3) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

          (4) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Debt, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

          (5) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not, to the fullest extent permitted by applicable law, exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

          (6) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

          (7) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

          (8) demand of performance, advertisement and presence of property at sale are hereby WAIVED, to the fullest extent permitted by applicable law, and Secured Party is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Debt. All demands and presentments of any kind or nature are expressly WAIVED, to the fullest extent permitted by applicable law, by Debtor. Debtor WAIVES, to the fullest extent permitted by applicable law, the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

          6.2 All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Debt, or any part thereof, or otherwise benefiting Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

          6.3 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Debt, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

          6.4 To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or to declare due the whole of the Debt, notice of election to mature or to declare due the whole of the Debt and all rights to a marshaling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

                                   ARTICLE 7
                             Additional Agreements
                             ---------------------

          7.1 Upon full payment of the Debt, complete performance of all of the obligations of Debtor, DHC, DSI, Shareco and DSL under the Credit Documents and final termination of Secured Party's obligations--if any--to make any further advances or to provide any financial accommodations to Debtor, DHC, DSI, Shareco and/or DSL, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and upon written request by Debtor such security interest shall be released by Secured Party in due form and at Debtor's cost.

          7.2  Secured Party may at any time and from time to time in writing
(a) release any part of the Collateral, or any interest therein, from the security interest of this Agreement or (b) release any party liable, either directly or indirectly, for the Debt or for any covenant herein or in any other instrument now or hereafter securing the payment of the Debt, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Secured Party hereunder except to the extent specifically agreed to by Secured Party in such writing.

          7.3 Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

          7.4 The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to the Debt; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of the Debt.

          7.5 Secured Party may call at Debtor's place or places of business at intervals to be determined by Secured Party and, without hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between Debtor and Secured Party, and Debtor shall assist Secured Party in such actions.

          7.6 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

          7.7 Debtor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording, and refiling taxes, fees and other charges.

          7.8 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the Debt in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or upon the Debt. No sale of the Collateral, and no forbearance on the part of Secured Party and no extension of the time for the payment of the Debt given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtor hereunder for the payment of the Debt or the liability of any other person hereunder for the payment of the Debt, except as agreed to in writing by Secured Party.

          7.9 Any other or additional security taken for the payment of any of the Debt shall not in any manner affect the security given by this Agreement.

          7.10 To the extent that proceeds of the Debt are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Secured Party at Debtor's request and Secured Party shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

          7.11 If any part of the Debt cannot be lawfully secured by this Agreement, or if the lien, assignments and security interests of this Agreement cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Secured Party, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

          7.12 Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Agreement.

          7.13 This Agreement shall be binding upon Debtor, and the trustees, receivers, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall benefit Secured Party and its successors and assigns.

          7.14 Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to have exercised reasonable care, and no failure of Secured Party to take any action so requested by Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party and, at Secured Party's option, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Debt or to hold the same for the account and order of Debtor.

          7.15 In the event Debtor instructs Secured Party, in writing or orally, to deliver any or all of the Collateral to a third person, and Secured Party agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Debtor at the time of such agreement: (a) Secured Party shall assume no responsibility for checking the genuineness or authenticity of any person purporting to be a messenger, employee or representative of such third person to whom Debtor has directed Secured Party to deliver the Collateral, or the genuineness or authenticity of any document of instructions delivered by such person; (b) Debtor will be considered by requesting any such delivery to have assumed all risk of loss as to the Collateral; (c) Secured Party's sole responsibility will be to deliver the Collateral to the person purporting to be such third person described by Debtor, or a messenger, employee or representative thereof, and (d) Secured Party and Debtor hereby expressly agree that the foregoing actions by Secured Party shall constitute reasonable care.

          7.16 Secured Party is hereby authorized at any time and from time to time, without notice to any person or entity (and Debtor hereby WAIVES any such notice) to the fullest extent not prohibited by law, to set-off and apply any and all monies, securities and other properties of Debtor now or in the future in the possession, custody or control of Secured Party, or on deposit with or otherwise owed to Debtor by Secured Party--including all such monies, securities and other properties held in general, time, demand, provisional or final accounts (other than special accounts or for safekeeping) or as collateral or otherwise (but excluding those accounts clearly designated as escrow or trust accounts held by Debtor for others unaffiliated with Debtor)--against any and all of Debtor's obligations to Secured Party now or hereafter existing under this Agreement or any of the Credit Documents, irrespective of whether Secured Party shall have made any demand hereunder or thereunder. Secured Party agrees to use reasonable efforts to promptly notify Debtor after any such set-off and application, provided that failure to give--or delay in giving--any such notice shall not affect the validity of such set-off and application or impose any liability on Secured Party. Secured Party's rights under this Section are in addition to other rights and remedies (including other rights of set-off) which Secured Party may have.

          7.17 This Agreement amends and restates in its entirety that certain Security Agreement dated as of May 5, 1995 executed by Debtor in favor of Secured Party.

          EXECUTED as of September 29, 1995.


                                          COBB DIRECTIONAL DRILLING
                                          COMPANY, L.L.C., a Delaware limited
                                          liability company

                                          By:  Drilex Holdings Corp.,
                                               a Delaware corporation,
                                               Member


                                          By:  /s/JOHN FORREST
                                               -------------------------
                                               John Forrest,
                                               President

                                          By:  Drilex Systems, Inc.,
                                               a Texas corporation,
                                               Member


                                          By:  /s/JOHN FORREST
                                               -------------------------
                                               John Forrest,
                                               President



                                          TEXAS COMMERCE BANK NATIONAL
                                           ASSOCIATION, a national banking
                                           association



                                          By:    /s/DIANE DUPLICHAN
                                                 ------------------------
                                          Name:  DIANE DUPLICHAN
                                                 ------------------------
                                          Title: VICE PRESIDENT
                                                 ------------------------

Exhibit A-Inventory Locations

                                   EXHIBIT A
                                      to
                              Security Agreement


                   Cobb Directional Drilling Company, L.L.C.

P.O. Box 558
Broussard, Louisiana 70518

                               SECURITY AGREEMENT
                               ------------------


     DRILEX SYSTEMS, INC. ("Debtor"), a Texas corporation, whose address is 15151 Sommermeyer, Houston, Harris County, Texas 77041, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Secured Party"), a national banking association, whose address is 712 Main Street, Houston, Harris County, Texas 77002, agree as follows:

                                   ARTICLE 1
                         Creation of Security Interest
                         -----------------------------

     In order to secure the prompt and unconditional payment of the indebtedness herein referred to and the performance of the obligations, covenants, agreements and undertakings herein described, Debtor hereby grants to Secured Party a security interest in and mortgages, assigns, transfers, delivers, pledges, sets over and confirms to Secured Party all of Debtor's remedies, powers, privileges, rights, titles and interests (including all power of Debtor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to the following:

                                   Inventory
                                   ---------

     all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property of whatever nature now owned by Debtor or hereafter from time to time existing or acquired, wherever located and held for sale or lease, including those held for display or demonstration or out on lease or consignment, or furnished or to be furnished under contracts of service or used or usable or consumed or consumable in Debtor's business or which are finished or unfinished goods and all accessions and appurtenances thereto, together with all warehouse receipts and other documents evidencing any of the same and all containers, packing, packaging, shipping and similar materials;

                                    Accounts
                                    --------

     (a) all accounts, receivables, accounts receivable, book debts, contract rights and rights to payment received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor, no matter how evidenced;

     (b) all chattel paper, notes, drafts, acceptances, payments under leases of equipment or sale of inventory, and other forms of obligations received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor;

     (c) all purchase orders, instruments and other documents (including all documents of title) evidencing obligations to Debtor, for or representing obligations for goods sold or leased and/or services rendered by Debtor;

     (d) all monies due or to become due to Debtor under all contracts for the sale or lease of goods and/or performance of services by Debtor no matter how evidenced and whether or not earned by performance; and

     (e) all accounts, receivables, accounts receivable, contract rights, and general intangibles arising as a result of Debtor's having paid accounts payable (or having had goods sold to or leased to Debtor or services performed for Debtor giving rise to accounts payable) which accounts payable were paid for or were incurred by Debtor on behalf of any third parties pursuant to an agreement or otherwise;

                                   Equipment
                                   ---------

     all goods, equipment, machinery, furnishings, fixtures, furniture, appliances, accessories, leasehold improvements, chattels and other articles of personal property of whatever nature (whether or not the same constitute fixtures) now owned by Debtor or hereafter acquired, and all component parts thereof and all appurtenances thereto;


all accessions, appurtenances and additions to and substitutions for any of the foregoing and all products and proceeds of any of the foregoing, together with all renewals and replacements of any of the foregoing, all accounts, receivables, account receivables, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the foregoing (including all insurance and claims for insurance affected or held for the benefit of Debtor or Secured Party in respect of the foregoing) and together with all general intangibles now owned by Debtor or existing or hereafter acquired, created or arising (whether or not related to any of the foregoing property). All of the properties and interests described in this Article are herein collectively called the "Collateral." The inclusion of proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein. The Collateral includes all property of Debtor this day delivered to and deposited with Secured Party, and all money and property of Debtor heretofore delivered or which shall hereafter be delivered to or come into the possession, custody or control of Secured Party in any manner or for any purpose whatever during the existence of this Agreement (unless held in a special account, or deposited for safekeeping), and all other property which Debtor may hereafter become entitled to receive on account of such property, and in the event Debtor receives any such property, Debtor will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral. It is expressly contemplated that additional Collateral may from time to time be pledged to Secured Party as additional security for the Debt (hereinafter defined), and the term "Collateral" as used herein shall be deemed for all purposes hereof to include all such Collateral, together with all other property of the types described above related to the Collateral.

                                   ARTICLE 2
                              Secured Indebtedness
                              --------------------

     2.1 This Agreement is made to secure all of the following present and future debt and obligations:

     (a) All obligations and indebtedness of Debtor, Drilex Holdings Corp., a Delaware corporation ("DHC"), Cobb Directional Drilling Company, L.L.C., a Delaware limited liability company ("Cobb") or Sharewell, Inc., a Delaware corporation ("Sharewell") (formerly Shareco, Inc., a Delaware corporation ("Shareco")) now or hereafter created or incurred under that certain Amended and Restated Credit Agreement dated concurrently herewith among Debtor, DHC, Cobb, Sharewell, Drilex Systems Limited ("DSL"), and Secured Party, relating to a $13,000,000 revolving credit facility, as the same may be amended, supplemented, restated or replaced from time to time (collectively, the "Credit Agreement"). Any term defined in the Credit Agreement, not defined in this Agreement and used in this Agreement shall have the meaning ascribed to it in the Credit Agreement.

     (b) All obligations of Debtor, DHC, Cobb and/or Sharewell under that certain promissory note dated concurrently herewith executed by Debtor, DHC, Cobb and Sharewell payable to the order of Secured Party in the original principal amount of $17,450,000, as the same may be renewed, extended, modified or rearranged from time to time.

     (c) All other obligations, if any, of Debtor described or referred to in any other place in this Agreement.

     (d) Any and all sums and the interest which accrues on them as provided in this Agreement which Secured Party may advance or which Debtor may owe Secured Party pursuant to this Agreement on account of Debtor's failure to keep, observe or perform any of Debtor's covenants under this Agreement.

     (e) Interest Rate Risk Indebtedness and all other present and future debts and obligations under or pursuant to the Credit Documents (which for purposes of this Agreement shall include "Credit Documents" as defined in the Credit Agreement and as defined in the promissory note described in Section 2.1(b) hereof).

     2.2 The term "Debt" means and includes all debt and obligations described or referred to in Section 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against Debtor or any other Person now or hereafter primarily or secondarily obligated to pay all or any part of the Debt (Debtor and each such other Person being herein called an "Obligor") or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Secured Party in enforcing any of the Credit Documents.

                                 ARTICLE 3
                         Representations and Warranties
                         ------------------------------

          Debtor represents and warrants as follows:

          (a) Debtor is the legal and equitable owner and holder of good and marketable title to the Collateral, free of any adverse claim and free of any security interest or encumbrance except only for the security interest granted hereby in the Collateral, Permitted Liens and those other security interests (if any) expressly referred to or described in this Agreement. Debtor agrees to defend the Collateral and its proceeds against all other claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Debtor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office except only those statements (if any) true and correct copies of which Debtor has actually delivered to Secured Party.

          (b) The location of Debtor is the address set forth at the beginning of this Agreement and in this regard, Debtor's location is defined to mean Debtor's chief executive office.

          (c) All of Debtor's books and records with regard to the Collateral are maintained and kept at the address of Debtor set forth at the beginning of this Agreement.

          (d) Except as heretofore disclosed to Secured Party, no part of the Collateral is covered by a certificate of title or subject to any certificate of title law.

          (e) No part of the Collateral consists or will consist of consumer goods, farm products, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof.

          (f) Except as heretofore disclosed to Secured Party, Debtor has never changed its name, whether by amendment of its Organizational Documents or otherwise.

          (g) Debtor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to Debtor's knowledge--against Debtor. Debtor's liabilities and obligations under this Agreement and any other Credit Documents to which Debtor is a party do not and will not render Debtor insolvent, cause Debtor's liabilities to exceed Debtor's assets or leave Debtor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

          (h) As of the date hereof, the tangible Collateral is free from damage caused by fire or other casualty.

                                   ARTICLE 4
                                   Covenants
                                   ---------

          4.1 Debtor covenants and agrees with Secured Party as follows:

          (a) Debtor shall furnish to Secured Party such instruments as may be reasonably required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

          (b) Debtor will cause to be paid (except as set forth in the Credit Agreement) before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Secured Party for or on account of the Debt or the interest created by this Agreement and will, upon the request of Secured Party, furnish Secured Party with receipts showing payment of such taxes and assessments at least ten days before the applicable default date therefor.

          (c) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto and such matters might reasonably be expected to materially and adversely jeopardize the Collateral or Secured Party's rights with respect thereto, Debtor will give prompt written notice thereof to Secured Party and at Debtor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall constitute sums advanced pursuant to Section 4.2.

          (d) Debtor will, on reasonable request of Secured Party, (1) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (2) execute, acknowledge, deliver and record or file such further instruments (including further security agreements, financing statements and continuation statements) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically any renewals, additions, substitutions, replacements or appurtenances to the then Collateral, and (3) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) reasonably deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

          (e) Notwithstanding the security interest in proceeds granted herein, Debtor will not, except as otherwise expressly permitted herein or in the Credit Agreement, sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of, or pledge, hypothecate or grant any security interest in, or permit to exist any lien, security interest, charge or encumbrance against, all or any part of the Collateral or any interest therein or permit any of the foregoing to occur or arise or permit title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the express prior written consent of Secured Party. Except as permitted in the Credit Agreement, Debtor shall not, without the express prior written consent of Secured Party, (1) acquire any such Collateral under any arrangement whereby the seller or any other person retains or acquires any security interest in such Collateral or (2) return or give possession of any such Collateral to any supplier or any other person except in the ordinary course of business.

          (f) Debtor shall account fully and faithfully for and, if Secured Party so elects during the existence of an Event of Default, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from the sale or disposition or realization in any manner of any of the Collateral, whether the Debt is mature or not. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds. Debtor shall, where applicable, at Debtor's own expense take all reasonable and appropriate steps in its reasonable credit judgment to enforce the collection of the Collateral and items representing proceeds thereof.

          (g) After the occurrence and during the continuation of an Event of Default, Debtor shall from time to time at the request of Secured Party furnish Secured Party with a schedule of the Collateral constituting the Collateral, containing such information as Secured Party may specify. After the occurrence and during the continuation of an Event of Default, Secured Party shall also have the right to make test verifications of the Collateral or any portion thereof.

          (h) Debtor shall at all times keep accurate books and records reflecting all facts concerning the Collateral including those pertaining to Debtor's warranties, representations and agreements under this Agreement. Immediately upon the execution of this Agreement, at the request of Secured Party, Debtor will make or allow Secured Party to make written designation on Debtor's books and records to reflect thereon the assignment to Secured Party of the Collateral covered by this Agreement; provided that the failure of Debtor and/or Secured Party to make such a written designation shall not affect the rights of Secured Party to any of the Collateral.

          (i) If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party, immediately deliver them to Secured Party, appropriately endorsed to Secured Party's order and regardless of the form of endorsement, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest.

          (j) Debtor will not use, or allow the use of, the tangible Collateral in any manner which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto if such matters may reasonably be expected to materially and adversely affect the Dollar Borrowers and their Subsidiaries, taken as a whole. Debtor will not do or suffer to be done any act whereby the value of any part of the tangible Collateral may be lessened, normal wear and tear excepted.

          (k) Debtor agrees to provide, maintain and keep in force casualty, liability and other insurance for that portion of the tangible Collateral which is tangible personal property as required by Secured Party. Debtor agrees that all required insurance will be written on forms acceptable to Secured Party and by companies having a Best's Insurance Guide Rating of not less than A+ and which are otherwise acceptable to Secured Party, and that such insurance (other than third party liability insurance) shall be written or endorsed so that all losses are payable to Secured Party. Debtor shall deliver certificates reflecting such insurance to Secured Party, and Debtor shall deliver the original policies evidencing such insurance to Secured Party upon request therefor. Each such policy shall expressly prohibit cancellation or modification of insurance without 30 days' written notice to Secured Party. Debtor agrees to furnish due proof of payment of the premiums for all such insurance to Secured Party promptly upon request therefor. Subject to Debtor's right to adjust any claim thereunder, Debtor hereby assigns to Secured Party the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the tangible Collateral, or any risk to or about the tangible Collateral. Foreclosure of this Agreement shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the tangible Collateral and all claims thereunder arising from post-foreclosure events. The successful bidder or bidders for the tangible Collateral at foreclosure, as their respective interests may appear, shall automatically accede to all of Debtor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the bill of sale to any such successful bidder mentions insurance. All proceeds of insurance which was paid for by Debtor or by anyone other than Secured Party or another holder of any of the Debt and which proceeds are actually received by Secured Party before foreclosure shall be applied in payment of the Debt or, at the option of Secured Party, shall be paid to Debtor or to such other person as is legally entitled to them. Unless Secured Party or Secured Party's representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Secured Party, shall have no interest in such proceeds and Secured Party shall apply them, if and when collected, to the Debt in such order and manner as Secured Party shall then elect and remit any remaining balance to Debtor or to such other Person as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Secured Party at the foreclosure sale and are not actually received by Secured Party until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Debtor shall have no interest in them and shall receive no credit for them. Secured Party shall have no duty to Debtor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance. If Secured Party elects at any time or for any reason to purchase insurance relating to the tangible Collateral, it shall have no obligation to cause Debtor or anyone else to be named as an insured, to cause Debtor's or anyone else's interests to be insured or protected or to inform Debtor or anyone else that his or its interests are uninsured or underinsured.

          (l) Except as otherwise expressly permitted herein, the Collateral is and shall remain in Debtor's possession or control at all times at Debtor's risk of loss at one or more of Debtor's locations described on Exhibit A, where Secured Party may inspect it at any time, except for its temporary removal in connection with its ordinary use or unless Debtor notifies Secured Party in writing and Secured Party consents in writing in advance of its removal to another location.

          (m) Debtor shall, at its expense, diligently prosecute any proceedings arising out of injury or damage to the tangible Collateral, or any portion thereof, and shall consult with Secured Party, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

          (n) Debtor shall furnish to Secured Party from time to time such information relating to the Collateral or Debtor's financial condition and affairs as Secured Party may from time to time reasonably request or as may be required from time to time by any Credit Document.

          (o) Subject to its reasonable collection judgment, Debtor will not agree to a material modification of any of the terms of any of the Collateral described in Article 1 under the heading "Accounts" without the prior written consent of Secured Party.

          (p) Unless an Event of Default has occurred and is continuing, Debtor may use the tangible Collateral in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon and may also sell or lease such tangible Collateral in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Unless an Event of Default has occurred and is continuing, Debtor may also use and consume any raw materials or supplies, the use and consumption of which are necessary to carry on Debtor's business.

          (q) Except as disclosed to Secured Party in writing, none of the Collateral described in Article 1 under the caption "Equipment" is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods. To the extent any of such Collateral is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods, Debtor has supplied to Secured Party a description of the real estate or other goods to which such Collateral is or shall be wholly or partly affixed. Said real estate is not subject to any lien or mortgage except as disclosed to Secured Party in writing. Debtor will, on demand by Secured Party, furnish or cause to be furnished to Secured Party a disclaimer or disclaimers, signed by all persons having an interest in the applicable real estate or other goods to which such Collateral is or shall be wholly or partly affixed, of any interest in such Collateral which is before Secured Party's interest.

          (r) The Collateral described in Article 1 under the caption "Equipment" will be used in the business of Debtor (which shall include leases of such Collateral to unaffiliated third parties in the ordinary course of Debtor's business).

                                   ARTICLE 5
            Assignment of Payments; Certain Powers of Secured Party
            -------------------------------------------------------

          Debtor hereby authorizes and directs each account debtor and each other person or entity obligated to make payment in respect of any of the Collateral (each a "Collateral Obligor"), after the occurrence and during the continuation of an Event of Default, to pay over to Secured Party, its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Debt and without any notice to or further consent of Debtor. Debtor hereby agrees to indemnify each Collateral Obligor and hold each Collateral Obligor harmless from all expenses and losses which it may incur or suffer as a result of any payment it makes to Secured Party pursuant to this paragraph OTHER THAN THOSE ARISING OUT OF ANY COLLATERAL OBLIGOR'S GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns, after the occurrence and during the continuation of an Event of Default:

          (a) to notify Collateral Obligors of Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e), (f) and (g);

          (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Agreement or otherwise);

          (c) to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement;

          (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

          (e) to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors;

          (f) to station one or more representatives of Secured Party on Debtor's premises for the purpose of exercising any rights, benefits or privileges available to Secured Party hereunder or under any of the Credit Documents or at law or in equity, including receiving collections and taking possession of books and records relating to the Collateral; and

          (g) to cause title to any or all of the Collateral to be transferred into the name of Secured Party or any nominee or nominees of Secured Party.

The powers conferred on Secured Party pursuant to this Article are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Article shall constitute a retention of collateral in satisfaction of the indebtedness as provided for in Section 9.505 of the Texas Uniform Commercial Code.

          5.1 If Debtor should fail to comply with any of its agreements, covenants or obligations under any Credit Document after notice to Debtor, then Secured Party (in Debtor's name or in Secured Party's own name) may perform them or cause them to be performed for Debtor's account and at Debtor's expense, but shall have no obligation to perform any of them or cause them to be performed. Upon making any such payment or incurring any such expense, Secured Party shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Debtor to Secured Party pursuant to this or any other provision of this Agreement shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Secured Party or any of Secured Party's officers or agents. The exercise of the privileges granted to Secured Party in this Section shall in no event be considered or constitute a cure of the default or a waiver of Secured Party's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by the Credit Documents and of all rights given Secured Party by law.

                                   ARTICLE 6
                          Remedies in Event of Default
                          ----------------------------

          6.1 Upon the occurrence of an Event of Default (herein so called) under the Credit Agreement or under the promissory note described in Section 2.1(b) hereof), and at any time thereafter:

          (a) Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral (Debtor hereby WAIVING, to the fullest extent permitted by applicable law, all claims for damages arising from or connected with any such taking) and of all books, records and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Debtor and to deduct from such sale proceeds or such rents all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such rents on the Debt in such manner as Secured Party may elect. Before any sale, Secured Party may, at its option, complete the processing of any of the Collateral and/or repair or recondition the same to such extent as Secured Party may deem advisable and any sums expended therefor by Secured Party shall be reimbursed by Debtor. Secured Party may take possession of Debtor's premises to complete such processing, repairing and/or reconditioning, using the facilities and other property of Debtor to do so, to store any Collateral and to conduct any sale as provided for herein, all without compensation to Debtor. All reasonable costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such properties, or in processing, repairing and/or reconditioning the Collateral if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Debtor and part of the Debt. If necessary to obtain the possession provided for above, secured party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this paragraph, Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell or let the Collateral, or any part thereof, or from other act or omission of Secured Party with respect to the Collateral UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OF SECURED PARTY, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

          (b) Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.
To the fullest extent permitted by applicable law, each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtor written notice as provided in the Credit Agreement (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten days before the date fixed for a public sale, or at least ten days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Each obligor on the indebtedness secured hereby, to the extent applicable, shall remain liable for any deficiency.

          (c) Secured Party shall have all the rights of a secured party after default under the Texas Uniform Commercial Code and in conjunction with, in addition to or in substitution for those rights and remedies:

          (1) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

          (2) it shall not be necessary that Secured Party take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

          (3) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

          (4) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Debt, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

          (5) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not, to the fullest extent permitted by applicable law, exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

          (6) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

          (7) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

          (8) demand of performance, advertisement and presence of property at sale are hereby WAIVED, to the fullest extent permitted by applicable law, and Secured Party is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Debt. All demands and presentments of any kind or nature are expressly WAIVED, to the fullest extent permitted by applicable law, by Debtor. Debtor WAIVES, to the fullest extent permitted by applicable law, the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

          6.2 All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Debt, or any part thereof, or otherwise benefiting Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

          6.3 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Debt, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

          6.4 To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or to declare due the whole of the Debt, notice of election to mature or to declare due the whole of the Debt and all rights to a marshaling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

                                   ARTICLE 7
                             Additional Agreements
                             ---------------------

          7.1 Upon full payment of the Debt, complete performance of all of the obligations of Debtor, DHC, Cobb, Shareco and DSL under the Credit Documents and final termination of Secured Party's obligations--if any--to make any further advances or to provide any financial accommodations to Debtor, DHC, Cobb, Shareco and/or DSL, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and upon written request by Debtor such security interest shall be released by Secured Party in due form and at Debtor's cost.

          7.2  Secured Party may at any time and from time to time in writing
(a) release any part of the Collateral, or any interest therein, from the security interest of this Agreement or (b) release any party liable, either directly or indirectly, for the Debt or for any covenant herein or in any other instrument now or hereafter securing the payment of the Debt, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Secured Party hereunder except to the extent specifically agreed to by Secured Party in such writing.

          7.3 Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

          7.4 The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to the Debt; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of the Debt.

          7.5 Secured Party may call at Debtor's place or places of business at intervals to be determined by Secured Party and, without hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between Debtor and Secured Party, and Debtor shall assist Secured Party in such actions.

          7.6 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

          7.7 Debtor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording, and refiling taxes, fees and other charges.

          7.8 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the Debt in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or upon the Debt. No sale of the Collateral, and no forbearance on the part of Secured Party and no extension of the time for the payment of the Debt given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtor hereunder for the payment of the Debt or the liability of any other person hereunder for the payment of the Debt, except as agreed to in writing by Secured Party.

          7.9 Any other or additional security taken for the payment of any of the Debt shall not in any manner affect the security given by this Agreement.

          7.10 To the extent that proceeds of the Debt are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Secured Party at Debtor's request and Secured Party shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

          7.11 If any part of the Debt cannot be lawfully secured by this Agreement, or if the lien, assignments and security interests of this Agreement cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Secured Party, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

          7.12 Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Agreement.

          7.13 This Agreement shall be binding upon Debtor, and the trustees, receivers, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall benefit Secured Party and its successors and assigns.

          7.14 Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to have exercised reasonable care, and no failure of Secured Party to take any action so requested by Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party and, at Secured Party's option, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Debt or to hold the same for the account and order of Debtor.

          7.15 In the event Debtor instructs Secured Party, in writing or orally, to deliver any or all of the Collateral to a third person, and Secured Party agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Debtor at the time of such agreement: (a) Secured Party shall assume no responsibility for checking the genuineness or authenticity of any person purporting to be a messenger, employee or representative of such third person to whom Debtor has directed Secured Party to deliver the Collateral, or the genuineness or authenticity of any document of instructions delivered by such person; (b) Debtor will be considered by requesting any such delivery to have assumed all risk of loss as to the Collateral; (c) Secured Party's sole responsibility will be to deliver the Collateral to the person purporting to be such third person described by Debtor, or a messenger, employee or representative thereof, and (d) Secured Party and Debtor hereby expressly agree that the foregoing actions by Secured Party shall constitute reasonable care.

          7.16 Secured Party is hereby authorized at any time and from time to time, without notice to any person or entity (and Debtor hereby WAIVES any such notice) to the fullest extent not prohibited by law, to set-off and apply any and all monies, securities and other properties of Debtor now or in the future in the possession, custody or control of Secured Party, or on deposit with or otherwise owed to Debtor by Secured Party--including all such monies, securities and other properties held in general, time, demand, provisional or final accounts (other than special accounts or for safekeeping) or as collateral or otherwise (but excluding those accounts clearly designated as escrow or trust accounts held by Debtor for others unaffiliated with Debtor)--against any and all of Debtor's obligations to Secured Party now or hereafter existing under this Agreement or any of the Credit Documents, irrespective of whether Secured Party shall have made any demand hereunder or thereunder. Secured Party agrees to use reasonable efforts to promptly notify Debtor after any such set-off and application, provided that failure to give--or delay in giving--any such notice shall not affect the validity of such set-off and application or impose any liability on Secured Party. Secured Party's rights under this Section are in addition to other rights and remedies (including other rights of set-off) which Secured Party may have.

          7.17 This Agreement amends and restates in its entirety that certain Security Agreement dated as of May 5, 1995 executed by Debtor in favor of Secured Party.

          EXECUTED as of September 29, 1995.


                                 DRILEX SYSTEMS, INC.,
                                  a Texas corporation



                                 By:  /s/ John Forrest
                                    _________________________________________
                                        John Forrest,
                                        President



                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION, a national banking
                                 association



                                 By: /s/ Diane Duplichan
                                     __________________________________________
                                 Name: Diane Duplichan
                                 Title: Vice President


Exhibit A - Inventory Locations

                                   EXHIBIT A
                                      to
                              Security Agreement

                             Drilex Systems, Inc.


15151 Sommermeyer
Houston, Texas 77041

6300 Petersburg
Anchorage, Alaska 99507

No street address - Slope
c/o Brian Bingham
Prudhoe Bay, Alaska 99507

1283 North Derrick Drive
Mills, Wyoming 82604

102 Cason Road
Broussard, Louisiana 70518

                           SECURITY AGREEMENT-PLEDGE
                           -------------------------



     DRILEX SYSTEMS, INC. ("Debtor"), a Texas corporation, whose address is 15151 Sommermeyer, Houston, Harris County, Texas 77041, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Secured Party"), a national banking association, whose address is 712 Main Street, Houston, Harris County, Texas 77002, agree as follows:

                                   ARTICLE 1
                         Creation of Security Interest
                         -----------------------------

     In order to secure the prompt and unconditional payment of the indebtedness herein referred to and the performance of the obligations, covenants, agreements and undertakings herein described, Debtor hereby grants to Secured Party a security interest in and mortgages, assigns, transfers, delivers, pledges, sets over and confirms to Secured Party all of Debtor's remedies, powers, privileges, rights, titles and interests (including all power of Debtor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to the following:

     (a) all of the investment securities listed on Exhibit A, hereto attached and hereby made a part hereof; and

     (b) all dividends (cash or otherwise), rights to receive dividends, stock dividends, dividends paid in stock, distributions upon redemption or liquidation, distributions as a result of split-ups, recapitalizations or rearrangements, stock rights, rights to subscribe, voting rights, rights to receive securities, and all new securities and other property which Debtor may hereafter become entitled to receive on account of the foregoing (Debtor hereby agreeing that in the event Debtor receives any such new securities, Debtor will immediately deliver the same to Secured Party to be held by Secured Party subject to the terms and provisions of this Agreement);

all accessions, appurtenances and additions to and substitutions for any of the foregoing and all products and proceeds of any of the foregoing and together with all renewals and replacements of any of the foregoing, all accounts, receivables, account receivables, instruments, notes, chattel paper and documents arising therefrom. All of the properties and interests described in this Article are herein collectively called the "Collateral." The inclusion of proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein. The Collateral includes all property of Debtor this day delivered to and deposited with Secured Party, and all money and property of Debtor heretofore delivered or which shall hereafter be delivered to or come into the possession, custody or control of Secured Party in any manner or for any purpose whatever during the existence of this Agreement (unless held in a special account, or deposited for safekeeping), and all other property which Debtor may hereafter become entitled to receive on account of such property, and in the event Debtor receives any such property, Debtor will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral. It is expressly contemplated that additional Collateral may from time to time be pledged to Secured Party as additional security for the Debt (hereinafter defined), and the term "Collateral" as used herein shall be deemed for all purposes hereof to include all such Collateral, together with all other property of the types described above related to the Collateral.

                                   ARTICLE 2
                              Secured Indebtedness
                              --------------------

     2.1 This Agreement is made to secure all of the following present and future debt and obligations:

     (a) All obligations and indebtedness of Debtor, Drilex Holdings Corp., a Delaware corporation ("DHC"), Cobb Directional Drilling Company, L.L.C., a Delaware limited liability company ("Cobb") or Sharewell, Inc., a Delaware corporation ("Sharewell") (formerly Shareco, Inc., a Delaware corporation ("Shareco")) now or hereafter created or incurred under that certain Amended and Restated Credit Agreement dated concurrently herewith among Debtor, DHC, Cobb, Sharewell, Drilex Systems Limited ("DSL"), and Secured Party, relating to a $13,000,000 revolving credit facility, as the same may be amended, supplemented, restated or replaced from time to time (collectively, the "Credit Agreement"). Any term defined in the Credit Agreement, not defined in this Agreement and used in this Agreement shall have the meaning ascribed to it in the Credit Agreement.

     (b) All obligations of Debtor, DHC, Cobb and/or Sharewell under that certain promissory note dated concurrently herewith executed by Debtor, DHC, Cobb and Sharewell payable to the order of Secured Party in the original principal amount of $17,450,000, as the same may be renewed, extended, modified or rearranged from time to time.

     (c) All other obligations, if any, of Debtor described or referred to in any other place in this Agreement.

     (d) Any and all sums and the interest which accrues on them as provided in this Agreement which Secured Party may advance or which Debtor may owe Secured Party pursuant to this Agreement on account of Debtor's failure to keep, observe or perform any of Debtor's covenants under this Agreement.

     (e) Interest Rate Risk Indebtedness and all other present and future debts and obligations under or pursuant to the Credit Documents (which for purposes of this Agreement shall include "Credit Documents" as defined in the Credit Agreement and as defined in the promissory note described in Section 2.1(b) hereof).

     2.2 The term "Debt" means and includes all debt and obligations described or referred to in Section 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against Debtor or any other Person now or hereafter primarily or secondarily obligated to pay all or any part of the Debt (Debtor and each such other Person being herein called an "Obligor") or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Secured Party in enforcing any of the Credit Documents. Any Collateral Obligor (as defined in Article 5) shall be deemed to be an "Obligor" for all purposes under this Agreement.

                                   ARTICLE 3
                         Representations and Warranties
                         ------------------------------

     Debtor represents and warrants as follows:

     (a) Debtor is the legal and equitable owner and holder of good and marketable title to the Collateral free of any adverse claim and free of any security interest or encumbrance except only for the security interest granted hereby in the Collateral, the Permitted Liens and those other security interests (if any) expressly referred to or described in this Agreement. Debtor agrees to defend the Collateral and its proceeds against all other claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Debtor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office except only those statements (if any) true and correct copies of which Debtor has actually delivered to Secured Party.

     (b) The location of Debtor is the address set forth at the beginning of this Agreement and in this regard, Debtor's location is defined to mean Debtor's chief executive office.

     (c) All of Debtor's books and records with regard to the Collateral are maintained and kept at the address of Debtor set forth at the beginning of this Agreement.

     (d) No part of the Collateral is covered by a certificate of title or subject to any certificate of title law.

     (e) No part of the Collateral consists or will consist of consumer goods, farm products, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof.

     (f) Except as heretofore disclosed to Secured Party, Debtor has never changed its name, whether by amendment of its Organizational Documents or otherwise.

     (g) Debtor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to Debtor's knowledge--against Debtor. Debtor's liabilities and obligations under this Agreement and any other Credit Documents to which Debtor is a party do not and will not render Debtor insolvent, cause Debtor's liabilities to exceed Debtor's assets or leave Debtor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

     (h) The Collateral is genuine, free from any restriction on transfer (other than any restrictions which may be created under applicable securities laws), duly and validly authorized and issued, constituting the valid and non-assessable shares of the issuer or issuers thereof (each an "Issuer"), and is hereby duly and validly pledged and hypothecated to Secured Party in accordance with law.

     (i) The Collateral includes--and at all times hereafter will include--at least 65% of the outstanding indicia of equity ownership issued by each Issuer.

                                   ARTICLE 4
                                   Covenants
                                   ---------

     4.1  Debtor covenants and agrees with Secured Party as follows:

     (a) Debtor shall furnish to Secured Party such instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

     (b) Debtor will cause to be paid (except as set forth in the Credit Agreement) before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Secured Party for or on account of the Debt or the interest created by this Agreement and will, upon the request of Secured Party, furnish Secured Party with receipts showing payment of such taxes and assessments at least ten days before the applicable default date therefor.

     (c) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto and such matters might reasonably be expected to materially and adversely jeopardize the Collateral or Secured Party's rights with respect thereto, Debtor will give prompt written notice thereof to Secured Party and at Debtor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall constitute sums advanced pursuant to Section 4.2.

     (d) Debtor will, on reasonable request of Secured Party, (1) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (2) execute, acknowledge, deliver and record or file such further instruments (including further security agreements, financing statements and continuation statements) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically any renewals, additions, substitutions, replacements or appurtenances to the then Collateral, and (3) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) reasonably deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

     (e) Notwithstanding the security interest in proceeds granted herein, Debtor will not, except as otherwise expressly permitted herein or in the Credit Agreement, sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of, or pledge, hypothecate or grant any security interest in, or permit to exist any lien, security interest, charge or encumbrance against, all or any part of the Collateral or any interest therein or permit any of the foregoing to occur or arise or permit title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the express prior written consent of Secured Party.

     (f) Debtor shall account fully and faithfully for and, if Secured Party so elects during the existence of an Event of Default, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from the sale or disposition or realization in any manner of any of the Collateral, whether the Debt is mature or not. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds. Debtor shall, where applicable, at Debtor's own expense take all reasonable and appropriate steps in its reasonable credit judgment to enforce the collection of the Collateral and items representing proceeds thereof.

     (g) Debtor shall at all times keep accurate books and records reflecting all facts concerning the Collateral including those pertaining to Debtor's warranties, representations and agreements under this Agreement. Immediately upon the execution of this Agreement, at the request of Secured Party, Debtor will make or allow Secured Party to make written designation on Debtor's books and records to reflect thereon the assignment to Secured Party of the Collateral covered by this Agreement; provided, however, that the failure of Debtor and/or Secured Party to make such a written designation shall not affect the rights of Secured Party to any of the Collateral.

     (h) If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party, immediately deliver them to Secured Party, appropriately endorsed to Secured Party's order and regardless of the form of endorsement, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest.

     (i) Debtor shall, at its expense, diligently prosecute any proceedings arising out of injury or damage to the tangible Collateral, or any portion thereof, and shall consult with

Secured Party, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

     (j) Debtor shall furnish to Secured Party from time to time such information relating to the Collateral or Debtor's financial condition and affairs as Secured Party may from time to time reasonably request or as may be required from time to time by any Credit Document.

     (k) Debtor will not agree to a material modification of any of the terms of any part of the Collateral without the express prior written consent of Secured Party.

                                   ARTICLE 5
                            Assignment of Payments;
                            -----------------------
                 Certain Powers of Secured Party; Voting Rights
                 ----------------------------------------------

     Debtor hereby authorizes and directs each Issuer and each account debtor and each other Person obligated to make payment in respect of any of the Collateral (each Issuer and each such account debtor and other Person being herein called a "Collateral Obligor"), after the occurrence and during the continuation of an Event of Default, to pay over to Secured Party, its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Debt and without any notice to or further consent of Debtor. Debtor hereby agrees to indemnify each Collateral Obligor and hold each Collateral Obligor harmless from all expenses and losses which it may incur or suffer as a result of any payment it makes to Secured Party pursuant to this paragraph, OTHER THAN THOSE ARISING OUT OF ANY COLLATERAL OBLIGOR'S GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns, after the occurrence and during the continuation of an Event of Default:

     (a) to notify Collateral Obligors of Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e), (f) and (g);

     (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Agreement or otherwise);

     (c) to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement;

     (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

     (e) to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors;

     (f) to station one or more representatives of Secured Party on Debtor's premises for the purpose of exercising any rights, benefits or privileges available to Secured Party hereunder or under any of the Credit Documents or at law or in equity, including receiving collections and taking possession of books and records relating to the Collateral; and

     (g) to cause title to any or all of the Collateral to be transferred into the name of Secured Party or any nominee or nominees of Secured Party.

Unless and until an Event of Default shall have occurred and is continuing, Debtor shall be entitled to exercise all voting and consensual powers and rights pertaining to the Collateral or any part thereof for all purposes not inconsistent with the terms of this Agreement and, except as herein provided, shall be entitled to receive and retain all dividends on the Collateral or any part thereof. Upon and after the occurrence and during the continuation of an Event of Default, Secured Party shall have the right to the extent permitted by applicable law (but shall not be obligated to exercise such right), and Debtor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and give consents, ratifications and waivers, and take any other action with respect to any or all of the Collateral with the same force and effect as if Secured Party were the owner thereof. All dividends in stock or property representing stock, and all subscription warrants or any other rights or options issued in connection with the Collateral, and all liquidating dividends or distributions or return of capital upon or in respect of the Collateral or any part thereof, or resulting from any split, revision or reclassification of the Collateral or any part thereof or received in exchange for the Collateral or any part thereof as a result of a merger, consolidation or otherwise, shall be paid or transferred directly to Secured Party, or if paid to or received by Debtor, shall, immediately upon receipt thereof, be paid over, transferred and delivered to Secured Party and shall be Collateral pledged under and subject to the terms of this Agreement.

The powers conferred on Secured Party pursuant to this Article are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Article shall constitute a retention of collateral in satisfaction of the indebtedness as provided for in Section 9.505 of the Texas Uniform Commercial Code.

     5.1 If Debtor should fail to comply with any of its agreements, covenants or obligations under any Credit Document after notice to Debtor, then Secured Party (in Debtor's name or in Secured Party's own name) may perform them or cause them to be performed for Debtor's account and at Debtor's expense, but shall have no obligation to perform any of them or cause them to be performed. Upon making any such payment or incurring any such expense, Secured Party shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Debtor to Secured Party pursuant to this or any other provision of this Agreement shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Secured Party or any of Secured Party's officers or agents. The exercise of the privileges granted to Secured Party in this Section shall in no event be considered or constitute a cure of the default or a waiver of Secured Party's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by the Credit Documents and of all rights given Secured Party by law.

                                   ARTICLE 6
                          Remedies in Event of Default
                          ----------------------------

     6.1 Upon the occurrence of an Event of Default (herein so called) under the Credit Agreement or under the promissory note described in Section 2.1(b) hereof), and at any time thereafter:

     (a) Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Secured Party is authorized at any such sale, if Secured Party deems it advisable or is required by applicable law so to do, (1) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of any of the Collateral; (2) to cause to be placed on certificates for any or all of the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provisions of said Act, and (3) to impose such other limitations or conditions in connection with any such sale as Secured Party deems necessary or advisable in order to comply with said Act or any other applicable law. Debtor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party deems necessary or advisable in order that any such sale may be made in compliance with applicable law. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. To the fullest extent permitted by applicable law, each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtor written notice as provided in the Credit Agreement (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten days before the date fixed for a public sale, or at least ten days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. In case of sale at broker's board or on a securities exchange, such notice shall state the board or exchange at which such sale is to be made and the day on which the Collateral or that portion thereof so being sold will first be offered for sale at such board or exchange. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Each obligor on the indebtedness secured hereby, to the extent applicable, shall remain liable for any deficiency.

     (b) Secured Party shall have all the rights of a secured party after default under the Texas Uniform Commercial Code and in conjunction with, in addition to or in substitution for those rights and remedies:

          (1) it shall not be necessary that the Collateral or any part thereof be present at the location of any sale pursuant to the provisions of this Article; and

          (2) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale, selling and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

          (3) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Debt, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

          (4) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not, to the fullest extent permitted by applicable law, exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

          (5) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

          (6) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

          (7) demand of performance, advertisement and presence of property at sale are hereby WAIVED, to the fullest extent permitted by applicable law, and Secured Party is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Debt. All demands and presentments of any kind or nature are expressly WAIVED, to the fullest extent permitted by applicable law, by Debtor. Debtor WAIVES, to the fullest extent permitted by applicable law, the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

     6.2 All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Debt, or any part thereof, or otherwise benefiting Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     6.3 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Debt, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

     6.4 To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or to declare due the whole of the Debt, notice of election to mature or to declare due the whole of the Debt and all rights to a marshaling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

                                   ARTICLE 7
                             Additional Agreements
                             ---------------------

     7.1 Upon full payment of the Debt, complete performance of all of the obligations of Debtor, DHC, Cobb, Shareco and DSL under the Credit Documents and final termination of Secured Party's obligations--if any--to make any further advances or to provide any other financial accommodations to Debtor, DHC, Cobb, Shareco and/or DSL, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and upon written request by Debtor such security interest shall be released by Secured Party in due form and at Debtor's cost.

     7.2 Secured Party may, at any time and from time to time, in writing (a) release any part of the Collateral, or any interest therein, from the security interest of this Agreement or (b) release any party liable, either directly or indirectly, for the Debt or for any covenant herein or in any other instrument now or hereafter securing the payment of the Debt, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Secured Party hereunder except to the extent specifically agreed to by Secured Party in such writing.

     7.3 Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

     7.4 The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to the Debt; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of the Debt.

     7.5 Secured Party may call at Debtor's place or places of business at intervals to be determined by Secured Party and, without hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between Debtor and Secured Party, and Debtor shall assist Secured Party in such actions.

     7.6 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

     7.7 Debtor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording, and refiling taxes, fees and other charges.

     7.8 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the Debt in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or upon the Debt. No sale of the Collateral, and no forbearance on the part of Secured Party and no extension of the time for the payment of the Debt given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtor hereunder for the payment of the Debt or the liability of any other person hereunder for the payment of the Debt, except as agreed to in writing by Secured Party.

     7.9 Any other or additional security taken for the payment of any of the Debt shall not in any manner affect the security given by this Agreement.

     7.10 To the extent that proceeds of the Debt are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Secured Party at Debtor's request and Secured Party shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

     7.11 If any part of the Debt cannot be lawfully secured by this Agreement, or if the lien, assignments and security interests of this Agreement cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Secured Party, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

     7.12 Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Agreement.

     7.13 This Agreement shall be binding upon Debtor, and the trustees, receivers, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall benefit Secured Party and its successors and assigns.

     7.14 Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to have exercised reasonable care, and no failure of Secured Party to take any action so requested by Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party and, at Secured Party's option, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Debt or to hold the same for the account and order of Debtor.

     7.15 In the event Debtor instructs Secured Party, in writing or orally, to deliver any or all of the Collateral to a third person, and Secured Party agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Debtor at the time of such agreement: (a) Secured Party shall assume no responsibility for checking the genuineness or authenticity of any person purporting to be a messenger, employee or representative of such third person to whom Debtor has directed Secured Party to deliver the Collateral, or the genuineness or authenticity of any document of instructions delivered by such person; (b) Debtor will be considered by requesting any such delivery to have assumed all risk of loss as to the Collateral; (c) Secured Party's sole responsibility will be to deliver the Collateral to the person purporting to be such third person described by Debtor, or a messenger, employee or representative thereof, and (d) Secured Party and Debtor hereby expressly agree that the foregoing actions by Secured Party shall constitute reasonable care.

     7.16 Secured Party is hereby authorized at any time and from time to time, without notice to any Person (and Debtor hereby WAIVES any such notice) to the fullest extent not prohibited by law, to set-off and apply any and all monies, securities and other properties of Debtor now or in the future in the possession, custody or control of Secured Party, or on deposit with or otherwise owed to Debtor by Secured Party--including all such monies, securities and other properties held in general, time, demand, provisional or final accounts (other than special accounts or for safekeeping) or as collateral or otherwise (but excluding those accounts clearly designated as escrow or trust accounts held by Debtor for others unaffiliated with Debtor)--against any and all of Debtor's obligations to Secured Party now or hereafter existing under this Agreement or any of the Credit Documents, irrespective of whether Secured Party shall have made any demand hereunder or thereunder. Secured Party agrees to use reasonable efforts to promptly notify Debtor after any such set-off and application, provided that failure to give--or delay in giving--any such notice shall not affect the validity of such set-off and application or impose any liability on Secured Party. Secured Party's rights under this Section are in addition to other rights and remedies (including other rights of set-off) which Secured Party may have.

     7.17 This Agreement amends and restates in its entirety that certain Security Agreement-Pledge dated as of May 5, 1995 executed by Debtor in favor of Secured Party.

     EXECUTED as of September 29, 1995.


                                    DRILEX SYSTEMS, INC.,
                                     a Texas corporation



                                    By: /s/JOHN FORREST
                                        -------------------------
                                        John Forrest,
                                        President



                                    TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION, a national banking
                                    association



                                    By:    /s/DIANE DUPLICHAN
                                           ------------------------
                                    Name:  DIANE DUPLICHAN
                                           ------------------------
                                    Title: VICE PRESIDENT
                                           ------------------------

                                   EXHIBIT A

NO. 16                                                    3,315 Ordinary Shares
   ----                                                   --------------

                              DRILEX U.K. LIMITED
                              -------------------


                                    LIMITED
                   Incorporated under the Companies Act, 19

        CAPITAL         -          -         -         -         -     Pounds
      Divided into


THIS IS TO CERTIFY that Texas Commerce Bank National Association of 712 Main Street, Houston, Harris County, Texas is the Registered Proprietor of
Three Thousand Three Hundred and Fifteen Ordinary Shares of Pounds 1     each,
in the above-named Company, subject to the Memorandum and Articles of Association of the Company,



GIVEN       ,  this 30th day of June 1994



      [signature appears here] }
                               } Directors
      [signature appears here] }



NOTE.--No transfer of any of the above-mentioned Shares can be registered until this Certificate has been deposited at the Company's Registered Office.